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                                 LOAN AGREEMENT


        This LOAN AGREEMENT is entered into as of November 8, 2004, by and between BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership ("BORROWER"), and TEXANS COMMERCIAL CAPITAL, LLC, a Texas limited liability company, ("LENDER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Borrower has requested that Lender make a loan to Borrower to finance the acquisition of the Property and for certain capital improvements; and

        WHEREAS, Lender is willing to make such loan to Borrower subject to and upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the parties hereto, Borrower and Lender agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        1.01 DEFINITIONS. For purposes of this Loan Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this ARTICLE I or in the sections and subsections referred to below:

        "ACQUISITION LOAN AMOUNT" means a portion of the Loan Amount equal to $13,000,000.00.

        "ADA" means the Americans with Disabilities Act of 1990, Pub. L. No. 89-670, 104 Stat. 327 (1990), as amended, and all regulations promulgated pursuant thereto.

        "ADDITIONAL ADVANCE" means an advance of proceeds of the Additional Advance Loan Amount for the payment of amounts incurred by Borrower for soft costs, engineering and asbestos abatement.

        "ADDITIONAL ADVANCE BUDGET" means a budget for soft costs, engineering and asbestos abatement on the Property approved by Lender in Lender's sole discretion pursuant to SECTION 4.14.

        "ADDITIONAL ADVANCE LOAN AMOUNT" means a portion of the Loan Amount equal to $4,000,000.00.

        "AFFILIATE" of any Person means any other Person:

                (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person; or

                (b) which, directly or indirectly, beneficially owns or holds 10% or more of any class of stock or any other ownership interest in such Person; or

                (c) 10% or more of the direct or indirect ownership of which is beneficially owned or held by such Person.

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        For purposes of this definition, the term "control" (and its correlative meanings) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of stock, by contract or otherwise. In any event, each of Borrower and Guarantor, and each of their respective Affiliates, shall be deemed to be an Affiliate of each of the other of them.

        "ANTI-TERRORISM AND ANTI-MONEY LAUNDERING LAWS" means the USA Patriot Act of 2001, the Bank Secrecy Act, as amended through the date hereof, Executive Order 13324 - Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended through the date hereof, and as they may be amended, and other federal laws and regulations and executive orders administered by the United States Department of the Treasury, Office of Foreign Assets Control ("OFAC") which prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals (such individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OAFC sanction and embargo programs), and such additional laws and programs administered by OFAC which prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on any of the OFAC lists.

        "APPLICABLE INTEREST RATE" means an annual fixed rate of interest equal to six percent (6%).

        "APPLICATION FOR ADVANCE" means a written request for disbursement of all or a portion of the Additional Advance Loan Amount pursuant to SECTION 2.11 in the form of EXHIBIT C attached hereto.

        "APPRAISAL" means a written appraisal report of the Property as that term is defined in the Code of Professional Ethics (the "APPRAISAL CODE") of the American Institute of Appraisers, meeting the requirements of the Federal Institutions Reform, Recovery and Enforcement Act of 1989, prepared by a professional appraiser approved by Lender, who is a member of the Appraisal Institute ("MAI"), addressed to Lender and in form, scope and substance satisfactory to Lender, setting forth such appraiser's determination of the market value of the Property on the appraisal date.

        "ASSIGNMENTS OF LEASES AND RENTS" means the Absolute Assignment of Leases and Rents dated of even date herewith and executed by Borrower, as it may from time to time be renewed, amended, supplemented or restated.

        "AUDITED FINANCIAL STATEMENTS" means, for any Person, Financial Statements of such Person in reasonable detail and accompanied by an opinion thereon of independent public accountants of recognized standing acceptable to Lender to the effect that such Financial Statements were prepared in accordance with GAAP, and that the examination of such accounts in connection with such Financial Statements has been made in accordance with generally accepted auditing standards.

        "AUTHORIZED SIGNATORY" means any Person who is authorized by Borrower to execute any Application for Advance, Borrower's Affidavit or any other notice, request or document required or permitted hereunder to be submitted by Borrower to Lender.

        "BORROWER" means BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership.

        "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in Dallas, Texas are authorized or required by law to close.

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        "CLOSING" means the Closing and funding of the Loan.

        "CLOSING DATE" means the date of this Loan Agreement.

        "CODE" means the Uniform Commercial Code as codified in the State of Texas.

        "CONDEMNATION PROCEEDS" shall have the meaning assigned to such term in
SECTION 8.09 of this Loan Agreement.

        "DEBTOR RELIEF LAWS" means any applicable relief, liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

        "DEFAULT RATE" means a per annum interest rate which shall from day to day be equal to the Maximum Rate.

        "DISCLOSED LITIGATION" means the matters listed on EXHIBIT E attached hereto.

        "DOLLARS" and the sign "$" means lawful currency of the United States of America.

        "ENGINEER'S AUDIT" means the engineer's audit report of the Land and Improvements commissioned by Lender, prepared by an engineering firm acceptable to Lender, and in form, scope and substance acceptable to Lender.

        "ENVIRONMENTAL AUDIT" means the Phase 1 environmental audit of the Property, prepared by an environmental engineering firm acceptable to Lender, in form, scope and substance acceptable to Lender.

        "ENVIRONMENTAL INDEMNITY AGREEMENT" means the Environmental Indemnity Agreement dated of even date herewith and executed by Borrower and each Guarantor as it may from time to time be amended, confirmed, supplemented or restated.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder by any Governmental Authority, as from time to time in effect.

        "ERISA AFFILIATE" means any organization, trade or business, or other arrangement (whether or not incorporated) which is a member of a group of which Borrower is also a member and which is treated as a single employer within the meaning of IRC Section 414(b), (c), (m) or (o).

        "EVENT(S) OF DEFAULT" shall have the meaning set forth in ARTICLE VII hereof.

        "FINANCIAL STATEMENTS" means, with respect to any Person, such balance sheets, statements of operations, statements of cash flow, statements of changes in partners' capital or shareholders' equity and other financial information with respect to such Person as shall be reasonably required by Lender, and which shall be prepared in accordance with GAAP, consistently applied for all periods.

        "FINANCING STATEMENTS" means financing statements to be filed with the appropriate state and/or county offices for the perfection of a security interest in any of the Property or any other collateral or security for the Loan.

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        "FISCAL YEAR" means, for any Person, (a) the calendar year, or (b) such other period as such Person may designate and Lender may approve in writing.

        "FIVE YEAR TREASURY RATE" means, for any date, the annual rate of interest equal to the current yield per annum on United States Government Treasury Securities selected by Lender and having a maturity of five (5) years (or as close as possible to five (5) years) from such date as published in THE WALL STREET JOURNAL, or if not so published, determined on the basis of comparable yields published in a publication designated by Lender as of such date.

        "FUND GUARANTOR" means Behringer Harvard Short-Term Opportunity Fund I
LP.

        "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants or by the Financial Accounting Standards Board or through appropriate boards or committees thereof after the date hereof, and which are consistently applied for all periods, so as to properly reflect the financial position of a Person, except that any accounting principle or practice required or permitted to be changed by the Financial Accounting Standards Board (or other appropriate board or committee of that Board) in order to continue as a generally accepted accounting principle or practice may be so changed.

        "GENERAL PARTNER" means Behringer Mockingbird Commons GP, LLC.

        "GOVERNMENTAL AUTHORITY" means any federal, state, county, municipal, parish, provincial, tribal or other government, or any department, commission, board, court, agency (including, without limitation, the U. S. Environmental Protection Agency), whether of the United States of America or any other country, or any instrumentality of any of them, or any other political subdivision thereof (a) in which any portion of the Property is located, (b) in which any of Borrower, Guarantor or Lender is located or conducts business, or
(c) exercising jurisdiction over Borrower, Guarantor or Lender, or any of the Property, and any entity exercising legislative, judicial, regulatory, or administrative functions of, or pertaining to, government including, without limitation, any arbitration panel, any court or any commission.

        "GOVERNMENTAL REQUIREMENTS" means all laws, ordinances, rules, regulations, orders and directives of any Governmental Authority applicable to any of Borrower, Guarantor, Lender or any of the Property, including, without limitation, all applicable licenses, building codes, restrictive covenants, zoning and subdivision ordinances, flood disaster, health and environmental laws and regulations, and the ADA.

        "GUARANTORS" means each Individual Guarantor, Fund Guarantor, General Partner and each any other Person at any time guarantying all or any portion of the Obligation, and "GUARANTOR" means any one of the Guarantors.

        "GUARANTY" means each certain Guaranty Agreement of even date herewith by a Guarantor for the benefit of Lender and any other guaranty at any time executed in connection with the Loan.

        "IMPROVEMENTS" means all of the buildings, improvements, structures, equipment, and amenities which are or will be constructed and/or installed upon the Land.

        "INDEBTEDNESS" means, with respect to any Person, without duplication,
(a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including, without limitation, all obligations, contingent or otherwise, of such Person in connection with letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to

                                       4
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purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding), (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all capital lease obligations of such Person, (e) all obligations, contingent or otherwise, of such Person in connection with indemnities, hold harmless agreements and similar arrangements and in connection with interest rate exchange agreements and similar instruments (provided that the obligations under such interest rate exchange agreements shall be marked to market on a current basis), and (f) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, but not in such event in excess of the value of such property. Notwithstanding the foregoing, the term "INDEBTEDNESS" shall not include unearned deposits held by Borrower for third parties not an Affiliate in the ordinary course of Borrower's business and which are returned to such third parties as required by the applicable agreement with third parties.

        "INDIVIDUAL GUARANTORS" means each of Webb McCann Sowden, III, Jeffrey Christopher Berry and John Philip Brosseau, and "INDIVIDUAL GUARANTOR" means any one of the Individual Guarantors.

        "INITIAL FINANCIAL STATEMENTS" means the Financial Statements of each Person delivered to Lender in connection with the application for the Loan, which may be pro forma Financial Statements.

        ["INSURANCE POLICIES" means satisfactory evidence (including appropriate certificates and insurance digests summarizing policies) of insurance and reinsurance policies (whether individual or blanket) issued by (a) responsible and reputable insurance companies licensed to do business in Texas having a Best's rating of at least A-:IX or such other rating as Lender may specifically approve, or (b) other insurers reasonably acceptable to Lender. Such policies shall include:

                (i) insurance on real and personal property for limits reflecting 100% of the full replacement cost as a so called "All Risk" form with coverage for flood and earthquake and such other hazards as Lender may require. Such insurance policies shall contain replacement cost coverage and agreed amount endorsements (with no reduction for depreciation), an endorsement providing building ordinance coverage, and an endorsement covering the cost of demolition and increased cost of construction due to the enforcement of building codes and ordinances;

                (ii) Borrower shall also furnish insurance providing boiler and machinery for all mechanical and electrical equipment at the Property insuring against breakdown or explosion of such equipment on a replacement cost value, which coverage shall include coverage for increased cost of construction, demolition and building laws. Borrower also shall furnish business interruption or loss of income insurance in connection with policies covering property and boiler & machinery, for a period of not less than one year, endorsed to provide a 180 day extended period of indemnity, which limit for business interruption shall be in addition to the replacement cost of the building. Not withstanding any provisions set forth in paragraphs (a) or (b) above, all insurance required under this paragraph shall be with companies, in amounts, and with coverage and deductibles reasonably satisfactory to Lender and all insurance required under this paragraph shall include endorsements naming Lender as a loss payee and shall have endorsed thereon a standard mortgage clause in favor of the Lender. All policies shall provide that insurance evidenced thereby shall not be canceled (including for non-payment) or modified without at least

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        60 days prior written notice from the insurance carrier to the Lender and no act or thing done by Borrower or any Affiliate of any of them shall invalidate the policy against Lender. Borrower shall deliver renewal certificates for policies of insurance required under this paragraph at least 10 Business Days prior to the expiration of the then current policy;

                (iii) Commercial General Liability (including contractual liability) covering Borrower's operations in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate per location;

                (iv) worker's compensation insurance including employer's liability and any other appropriate insurance normally carried by companies engaged in similar business and owning similar properties, in the statutory amount;

                (v) Commercial Automobile Liability with a limit of not less than $1,000,000 combined single limit and to be endorsed to cover owned, hired, and non-owned automobiles, and garagekeepers liability;

                (vi) Borrower shall also furnish Umbrella Liability coverage in excess of the foregoing liability coverage with a limit of not less than $25,000,000.

        Such insurance policies (other than those referred to in SUBPARAGRAPH
(IV), above) shall name Lender, as loss-payee, mortgagee or additional insured, as its interests may appear, as may be appropriate for the particular type of insurance.

        "IRC" means the Internal Revenue Code of 1986, as amended.

        "LAND" means the real property described on EXHIBIT A attached hereto and incorporated herein by reference.

        "LEASES" means all present and future space leases, subleases or other agreements or arrangements, whether written or oral, and all agreements for the use or occupancy of any portion of the Property, together with any and all extensions or renewals of said leases and agreements and any and all future leases or agreements upon or covering the use or occupancy of all or a part of the Property, but excluding any lease entered into or assumed by Borrower, as lessee, to lease Personal Property for use in connection with the operation of the Improvements.

        "LEGAL OPINIONS" means favorable opinions of counsel for Borrower acceptable to Lender as to form, scope and substance, and rendered as to Texas law.

        "LENDER" means Texans Commercial Capital, LLC, a Texas limited liability company.

        "LIEN" means any lien, mortgage, security interest, assignment, tax lien, pledge or encumbrance, or conditional sale or title retention agreement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under any statute or law, or otherwise.

        "LOAN" means the loan by Lender to Borrower, in an amount not to exceed the Loan Amount, in accordance with this Loan Agreement and the other Loan Documents.

        "LOAN AGREEMENT" or "AGREEMENT" means this Loan Agreement, together with all amendments and modifications hereof and supplements and attachments hereto.

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        "LOAN AMOUNT" means Seventeen Million and No/100 Dollars ($17,000,000), which is the aggregate sum of the Additional Advance Loan Amount and the Acquisition Loan Amount.

        "LOAN DOCUMENTS" means this Loan Agreement, the Note, the Mortgage, the Financing Statements, the Environmental Indemnity Agreement, the Assignment of Leases and Rents, and such other instruments evidencing, securing, or pertaining to the Obligation, or any part thereof, as shall, from time to time, be executed and delivered by Borrower any Guarantor, or any other Person to Lender pursuant to or in connection with this Loan Agreement or any other Loan Document.

        "MATURITY DATE" means November 8, 2006.

        "MAXIMUM RATE" means the maximum rate (or, if the context so requires, an amount calculated at such rate) of interest which the holder of the Note is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges.

        "MINOR CONDEMNATION PROCEEDS" means, for all Condemnation Proceeds resulting from any one (1) condemnation of the Property as described in SECTION 8.12, that such Condemnation Proceeds do not exceed Five Hundred Thousand Dollars ($500,000.00).

        "MORTGAGE" means the certain Deed of Trust, Security Agreement, Financing Statement and Assignment of Rental, executed by Borrower to or for the benefit of Lender, as it may, from time to time, be renewed, extended, modified, increased or supplemented.

        "NOTE" means the promissory note issued by Borrower to Lender pursuant to SECTION 2.03 hereof, as it may be renewed, extended, modified or increased.

        "OBLIGATION" means all present and future indebtedness, obligations, and liabilities of Borrower to Lender, and all renewals and extensions thereof, or any part thereof, arising (a) pursuant to this Loan Agreement or represented by the Note, and all interest accruing thereon, and reasonable attorneys' fees incurred in the drafting, negotiation, enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several; together with all indebtedness, obligations and liabilities of Borrower evidenced or arising pursuant to any of the other Loan Documents, and all renewals, modifications, increases and extensions thereof, or any part thereof,
(b) pursuant to any other loan and/or advances which Lender may hereafter make to Borrower in connection with the Loan or the Property or any portion thereof, and (c) pursuant to all other and additional debts, obligations and liabilities of every kind and character of Borrower now or hereafter existing in favor of Lender, in connection with the Loan or the Property or any portion thereof, regardless of whether such debts, obligations and liabilities be direct or indirect, primary or secondary, joint, several or joint and several, fixed or contingent, and regardless of whether such present or future debt, obligations and liabilities may, prior to their acquisition by Lender, be or have been payable to or in favor of some other person or entity or have been acquired by Lender in a transaction with one other than Borrower.

        "OFAC PROHIBITED PERSON" means, a country, territory, individual or Person (i) listed on, included within or associated with any of the countries, territories, individuals or entities referred to on The Office of Foreign Assets Control's List of Specially Designated Nationals and Blocked Persons or any other prohibited person lists maintained by governmental authorities, or otherwise included within or associated with any of the countries, territories, individuals or entities referred to in or prohibited by any other Anti-Terrorism and Anti-Money Laundering Laws, or (ii) which is obligated or has any interest to pay, donate, transfer or otherwise assign any property, money, goods, services, or other benefits from the Mortgaged

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Property directly or indirectly, to any countries, territories, individuals or entities on or associated with anyone on such list or in such laws.

        "ORGANIZATIONAL DOCUMENTS" means, for any limited partnership, the following:

                (a) Certificate of Limited Partnership and all amendments thereto, certified as complete and correct by the Secretary of State (or other appropriate officers) of the state of formation, together with a copy of the partnership agreement, and all amendments thereto, certified as complete and correct by the general partners of the partnership;

                (b) Current certificates of existence and good standing issued by the appropriate state officer(s) of the state of formation and states in which the partnership does business; and

                (c) Consents of partners to the extent necessary under the partnership agreement; and

        For any general partnership, the following:

                (a)     Certified copy of partnership agreement; and

                (b) Consent of partners to the extent necessary under the partnership agreement.

        For any corporation, the following:

                (a) Copy of the Articles of Incorporation of such corporation and all amendments thereto certified as complete and correct by the Secretary of State (or other appropriate officer) of the state of incorporation, together with a true copy of the By-laws of such corporation and all amendments thereto;

                (b) A current certificate of corporate existence of such corporation and certificate evidencing the filing of all required franchise tax reports and the payment of all franchise taxes due, each issued by the appropriate officer or department of the state of incorporation;

                (c) A signed certificate of the Secretary or Assistant Secretary of such corporation certifying the names of the officers of such corporation authorized to sign each of the Loan Documents to which it is a party and the other documents or certificates to be delivered pursuant to the Loan Documents to which it is a party, together with the true signatures of each such officer. Lender may conclusively rely on such certificate until Lender shall receive a further certificate of the Secretary or Assistant Secretary of such corporation canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate; and

                (d) Resolutions of such corporation approving the execution, delivery and performance of the Loan Documents to which such corporation is a party and the transactions contemplated therein, duly adopted by the Board of Directors of such corporation and accompanied by a certificate of the Secretary or Assistant Secretary of such corporation stating that such Resolutions are true and correct, have not been altered or repealed and are in full force and effect.

        "ORIGINATION FEE" means the Origination Fee required by and described in
SECTION 2.05 hereof.

        "PARTICIPANT" shall have the meaning given to such term in SECTION 9.09(B).

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        "PARTNER" means each Person that is a general or limited partner of
Borrower.

        "PAYMENT DATE" means the first day of each calendar month during the Term of the Loan, commencing December 1, 2004.

        "PERMITTED EXCEPTIONS" means the exceptions to title listed on EXHIBIT B attached hereto.

        "PERMITTED INDEBTEDNESS" means (a) the Loan and (b) trade Indebtedness incurred in connection with the operation and maintenance of the Property in the ordinary course of business and other Indebtedness relating to the demolition, construction, repair or replacement of any Improvements in an aggregate amount not to exceed $25,000.

        "PERMITTED LIENS" means (a) the Permitted Exceptions, (b) Liens for taxes, assessments, or governmental charges or levies not yet due or which Borrower is actively contesting in good faith by appropriate proceedings and in conformance with SECTIONS 4.08 and 4.09 hereof, (c) Liens for any other purpose which Borrower is actively contesting in good faith by appropriate proceedings and in conformance with SECTION 4.09 hereof, and (d) Liens in favor of Lender as contemplated by this Loan Agreement.

        "PERMITTED PERSONAL PROPERTY TRANSACTION" means (a) any sale, assignment, trade, transfer, exchange or other disposition of any item of Personal Property which (i) has become obsolete or worn beyond practical use, and (ii) has been replaced by an adequate substitute having a value equal to or greater than the replaced item when new, which replacement item is owned by Borrower and is subject to a first, perfected security interest in favor of Lender, (b) sales of food and beverages and gift shop inventory, to the extent such sales are made in the ordinary course of Borrower's business, and (c) any sale, assignment, trade, transfer, exchange or other disposition of any item of Personal Property in connection with the demolition, repair, construction or replacement of the Improvements.

        "PERMITTED TRANSFER" means any transfer of any limited partnership interest in Borrower (but not including any conversion of a general partnership interest to a limited partnership interest).

        "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

        "PERSONAL PROPERTY" means all fixtures, building materials, machinery, equipment, inventory, furniture, furnishings, accounts receivable, general intangible, and other personal property used in connection with or resulting from the operation of the Hotel.

        "POTENTIAL DEFAULT" means an Event of Default or the occurrence of an event or condition which with notice or the lapse of time or both would become an Event of Default.

        "PROPERTY" means the Land, the Improvements, the Personal Property, all other estates, easements, licenses, interests, rights, titles, powers and privileges of every kind and character arising from or used in connection with the ownership or operation of the Improvements, and all accounts, accounts receivable, inventory, instruments, chattel paper, documents, consumer goods, insurance proceeds, Leases, contract rights and general intangibles used in connection with or resulting from the ownership or operation of the Improvements.

        "PURCHASE MONEY INDEBTEDNESS" means any security agreement, conditional sale contract, lease agreement or other arrangement or understanding whereby title or a security interest in property, materials, fixtures or equipment for the construction, renovation, repair, maintenance or operation of the Hotel is retained by any Person or the right is reserved or accrues to any Person to remove or repossess any property, materials, fixtures or equipment utilized or intended to be utilized in the construction, renovation, repair, maintenance or operation of the Property.

        "PURCHASER" means (a) any purchaser of all or any portion of the Property at foreclosure or by deed in lieu of foreclosure, (b) Lender or any Affiliate of Lender as the purchaser or successor owner of all or any portion of the Property following foreclosure or deed in lieu of foreclosure, and any transferee of any such Person which acquires the Property.

        "QUARTERLY PERIOD" means each fiscal quarter of Borrower.

        "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, from time to time in effect, and shall include any successor or other regulation relating to reserve requirements applicable to member banks of the Federal Reserve System.

        "REGULATION U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any other regulation hereafter promulgated by said Board to replace the prior Regulation U and having substantially the same function.

        "REGULATION X" means Regulation X promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 224, or any other regulation hereafter promulgated by said Board to replace the prior Regulation X and having substantially the same function.

        "RENTS" means all rents, royalties, bonuses, income, accounts, accounts receivable, receipts, revenues, issues, profits and other benefits derived from the Property or any part thereof, or the occupation, use or enjoyment of the Property, or any part thereof, or from any Lease, and all proceeds payable under any policy of insurance covering the loss of rent resulting from untenantability caused by destruction or damage of the Property.

        "SUBSIDIARY" means, with respect to any Person, any other Person directly or indirectly owned by such Person.

        "SURVEY" means a current, certified survey of the Land and Improvements in form and substance, including certification, acceptable to Lender.

        "TAX INFORMATION" means tax certificates from the tax assessor-collectors of all taxing authorities having jurisdiction over all or any part of the Property setting forth all outstanding ad valorem taxes against such property.

        "TERM" means the period commencing on the Closing Date and ending on the Maturity Date.

        "TITLE COMPANY" means Republic Title of Texas, Inc. -

        "TITLE INSURANCE COMMITMENT" means the commitment to issue the Title Insurance Policy issued by the Title Company, along with copies of all instruments creating or evidencing exceptions or encumbrances to title.

        "TITLE INSURANCE POLICY" means a Mortgagee Title Insurance Policy from the Title Company and insuring the priority and sufficiency of the Mortgage as a first Lien upon the Land and Improvements (a) in an amount equal to the Loan Amount, (b) showing all easements or other matters of record affecting the Property, all subject only to such exceptions or qualifications as are acceptable to Lender in its sole discretion, (c) insuring unconditionally against all contractors', suppliers', and mechanics' lien claims that heretofore arise; (d) endorse over any creditor's rights exclusion in the Title Insurance Policy, and (e) contain any endorsements or assurances that Lender may reasonably request for protection of its interests including, but not limited to, (i) zoning endorsements, (ii) variable rate endorsements, (iii) comprehensive endorsements, and (iv) an access endorsement, insuring that there will be at least one location at the Land with unlimited vehicular ingress and egress to an adjacent publicly dedicated street.

        "UCC SEARCHES" means central and local current financing statement searches from Texas and such other jurisdictions as Lender may request, covering the Borrower and any other known owner of the Property during the past five years, together with copies of all financing statements listed in said search.

        "UNAUDITED FINANCIAL STATEMENTS" means, for any Person, Financial Statements of such Person in reasonable detail and certified by such Person (if such Person is an individual) or by a responsible and authorized officer or representative of such Person.

        "WALL STREET JOURNAL PRIME RATE" means the rate of interest per annum quoted in the "Money Rates" section of THE WALL STREET JOURNAL from time to time and designated as the "Prime Rate".

        1.02    OTHER DEFINITIONAL PROVISIONS.

                (a) All terms defined in this Loan Agreement shall have the above-defined meanings when used in the Notes or any of the other Loan Documents, or in any other certificate, report or other document made or delivered pursuant to this Loan Agreement, unless the context therein shall otherwise require.

                (b) Defined terms used in the singular shall import the plural and VICE VERSA.

                (c) The words "hereof,", "herein," "hereunder" and similar terms when used in this Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement.

                (d) Any accounting terms used in this Loan Agreement which are not separately defined shall have the meanings customarily given them in accordance with GAAP.

                                   ARTICLE II

                                    THE LOAN

        2.01    THE LOAN.

                (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, and provided that no Event of Default or Potential Default has occurred and is continuing, Lender agrees to advance the Acquisition Loan Amount to Borrower on the Closing Date and to make Additional Advances to Borrower from time to time as set forth in this Loan Agreement. The Additional Advances for which Borrower qualifies hereunder shall be made from time to time from the Closing Date to and but excluding the Maturity Date. Lender shall have no obligation to make any advance hereunder on or after the Maturity Date. The Loan hereunder is not revolving and any principal payment or prepayment hereunder may not be reborrowed.

                (b) Lender shall advance the Acquisition Loan Amount on the Closing Date by wire transfer in immediately available funds to the Title Company for the benefit of Borrower.

        2.02 INTEREST ON THE LOAN. Subject to the provisions of SECTION 2.06 hereof, the Loan shall bear interest from the date advanced until maturity at the Applicable Interest Rate. Interest on the Loan shall be calculated on the basis of a 360-day year. All calculations of interest shall be made on the basis of the actual days elapsed in a year consisting of 360 days.

        2.03 NOTE; REPAYMENTS. The Loan shall be evidenced by the Note. The Note shall (a) be dated the Closing Date, (b) be in the amount of the Loan Amount, (c) be payable to the order of Lender at the office of Lender as set forth in this Loan Agreement, (d) bear interest in accordance with ARTICLE II hereof, and (e) be in the form of EXHIBIT F attached hereto, with blanks appropriately completed in conformity herewith.

        Principal of and interest upon the Note shall be due and payable as follows:

                (a) Upon each Payment Date, a payment of accrued interest at the Applicable Interest Rate on the outstanding principal amount of the Loan; and

                (b) Upon the Maturity Date, or such earlier date as the maturity of the Loan may be accelerated pursuant to the Loan Documents, the full unpaid principal balance of and accrued, unpaid interest upon the Loan.

Borrower shall cause all payments on the Loan to be made to Lender at 777 East Campbell Road, Suite 731, Richardson, Texas 75081, or such other address as Lender may from time to time designate in accordance with SECTION 9.01 of this Loan Agreement.

        After the maturity of the Loan, the obligations of Borrower and the rights and privileges of Lender under this Loan Agreement, the Note and all other Loan Documents shall continue in full force and effect until the Note and the remaining Obligation have been paid and performed in full.

        2.04 MANNER AND APPLICATION OF PAYMENTS. All payments of principal of and interest on the Loan, and of all other amounts payable under this Loan Agreement or the other Loan Documents by Borrower to or for the account of Lender, shall be made by Borrower to Lender, before 2:00 p.m. (Dallas, Texas time) in federal or other immediately available funds. Should any payment required hereby become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day. Funds received after 2:00 p.m. (Dallas, Texas time) shall be treated for all purposes as having been received by Lender on the first Business Day next following receipt of such funds. All payments made on the Loan so long as no Event of Default has occurred and is continuing shall be applied (except as may be otherwise required by applicable Governmental Requirements) first to any payment on the Loan (including principal, interest, costs, fees and expenses) then due and owing, second to any past-due payment on the Loan, and third, to the remaining Obligation in such order and manner as Lender may determine, any instructions from Borrower or any other Person to the contrary notwithstanding. All payments made on the Loan while an Event of Default has occurred and is continuing shall be applied (except as may be otherwise required by applicable Governmental Requirements) to the Obligation in such order and manner as Lender may determine, any instructions from Borrower or any other Person to the contrary notwithstanding. Subject to the foregoing limitations, Lender may, in its sole and absolute discretion, apply payments first to satisfy the portion of the Obligation, if any, for which Borrower or any other Person has no personal, partnership or corporate liability, if any, and then to the remaining Obligation.

        2.05 ORIGINATION FEE. Contemporaneous with its execution of this Agreement, Borrower shall pay to Lender an ORIGINATION FEE (herein so called) in the amount of One Hundred Seventy Thousand Dollars ($170,000.00), in consideration for the agreement of Lender to enter into this Agreement.

                2.06 INTEREST ON OVERDUE AMOUNTS. All principal of and, to the extent permitted by applicable law, interest on the Loan past due more than five (5) days shall bear interest until paid at the Default Rate.

        2.07    PREPAYMENT OF LOAN.

                (a) At any time and from time to time Borrower may, upon five (5) Business Days' written notice to Lender, prepay the principal of the Loan then outstanding, in whole or in part; PROVIDED, HOWEVER, that each prepayment of less than the full outstanding principal balance of the Loan shall be in an amount equal to at least One Million Dollars ($1,000,000) and integral multiples thereof.

                (b) All prepayments under this SECTION 2.07 shall also be subject to the other terms of this Loan Agreement.

                (c) All prepayments by Borrower hereunder shall be made by Borrower to Lender, before 2:00 p.m. (Dallas, Texas time) in federal or other immediately available funds. Funds received after 2:00 p.m. (Dallas, Texas time) shall be treated for all purposes as having been received by Lender on the first Business Day next following receipt of such funds. All prepayments made on the Loan hereunder shall be made together with interest accrued (through the date of such prepayment) on the principal amount prepaid, and shall be applied by Lender in the manner described in SECTION 2.04 hereof.

        2.08    TAXES.

                (a) Any and all payments by Borrower hereunder and under the other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, BUT EXCLUDING, with respect to Lender, (i) taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which Lender is organized or any political subdivision thereof and, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of Lender's applicable lending office or any political subdivision thereof and (ii) income and any franchise taxes and any other taxes imposed by the United States of America by means of withholding at the source if and to the extent that such taxes shall be in effect and shall be applicable, on the date hereof, to payments to be made to Lender (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities except as so excluded being hereinafter referred to as "TAXES"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to Lender, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.08) Lender receives an amount equal to the sum it would have received had no such deductions been made, (B) Borrower shall make such deductions and (C) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Loan Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

                (c) Borrower will indemnify Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this SECTION 2.08) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence or willful misconduct of Lender. This indemnification shall be made within thirty (30) days from the date Lender makes written demand therefor.

                (d) Within thirty (30) days after the date of any payment of Taxes by or at the direction of Borrower, Borrower will furnish to Lender, at its address referred to in SECTION 9.01 hereof, the original or a certified copy of a receipt evidencing payment thereof.

                (e) Lender shall endeavor in good faith (consistent with its internal policies and legal and regulatory restrictions) to select a jurisdiction for its lending office or change the jurisdiction for its lending office, as the case may be, so as to avoid the imposition of any Taxes or Other Taxes or to reduce the amount of any such additional amounts which may thereafter accrue; PROVIDED that no such selection or change of the jurisdiction for its lending office shall be made if, in the judgment of Lender, such selection or change would be disadvantageous to Lender.

                (f) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this SECTION 2.08 shall survive the payment in full of the Obligation.

        2.09 LENDING OFFICE. Lender may change its lending offices from time to time by notice to Borrower. Any such change in Lender's principal office or lending office which is a result of an election by Lender for its internal corporate convenience shall not increase the cost of the Loan to Borrower.

        2.10 CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER. All conditions precedent to the obligation of Lender to make the Loan are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with such conditions precedent. All requirements of this Loan Agreement may be waived by Lender, in whole or in part, at any time in Lender's sole discretion.

        2.11    ADDITIONAL ADVANCES

                (a) TIMING OF ADDITIONAL ADVANCES. Additional Advances for soft costs, engineering and asbestos abatement on the Property shall be made by Lender upon compliance by Borrower with the terms and conditions contained in this Loan Agreement. From time to time, but no more frequently than weekly, Borrower may submit to Lender an Application for Advance requesting an Additional Advance under the Loan. Each Application for Advance shall be submitted by Borrower to Lender a reasonable time (but not less than ten (10) Business Days) prior to the date upon which the Additional Advance requested is desired by Borrower. Borrower shall be entitled to an Additional Advance only in an amount approved by Lender, if any. Upon satisfaction of all conditions precedent to Lender's obligation to make Additional Advances hereunder, Lender shall fund to Borrower the requested Additional Advance (subject to the limitations of SECTION 2.11(B)), on the later of (i) the date such advance is requested in the Application for Advance, and (ii) ten
        (10) Business Days after receipt of a complete Application for Advance, together with the required accompanying materials, satisfactory to Lender.

                (b) LIMITATION ON ADDITIONAL ADVANCES. Additional Advances shall not exceed the aggregate of (i) the cost of labor, materials, and services performed on or incorporated into the Property in a manner acceptable to Lender in accordance with the Additional Advance Budget, LESS (ii) all prior Additional Advances made for payment of the cost of labor, materials, and services performed on or incorporated into the Property.

        2.12 CONDITIONS TO ADDITIONAL ADVANCES. As a condition precedent to each Additional Advance, and in addition to all other requirements herein, Borrower must satisfy the following requirements:

                (a)     There shall exist no Event of Default or Potential
        Default;

                (b) The representations and warranties made in this Loan Agreement shall be true and correct on and as of the date of each Additional Advance, with the same effect as if made on such date, other than those which by their specific terms relate only to the Closing Date or another specified date;

                (c) Borrower shall procure and deliver to Lender, if required by Lender, evidence reasonably satisfactory to Lender that the amount theretofore invested by Borrower in the Property, together with the funds remaining to be advanced by Lender under the terms of this Loan Agreement, or sums which Borrower agrees to make available, are adequate to meet all costs incurred and to be incurred in connection with the construction and or services performed upon the Property; and

                (d) Borrower shall have delivered to Lender invoices or other evidence of the costs incurred or to be incurred by Borrower for which such Additional Advances shall be used, along with such other information as Lender shall reasonably request with respect thereto.

        2.13 NO WAIVER. No Additional Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Additional Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such conditions precedent to be an Event of Default.

        2.14 SUBORDINATION. Lender shall not be obligated to make, nor shall Borrower be entitled to receive, any Additional Advance until such time as Lender shall have received, to the extent reasonably requested by Lender, subordination agreements or lien waivers from the contractor, and from all other persons furnishing labor, materials, or services on the Property, subordinating to the lien of the Mortgage any lien, claim or charge which such party may have against Borrower or the Property.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

        To induce Lender to enter into this Loan Agreement and to make the Loan hereunder, Borrower hereby represents and warrants to Lender as of the Closing Date the matters set forth in this ARTICLE III.

        3.01    ORGANIZATION.

                (a) BORROWER. Borrower is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Texas, in accordance with the Organizational Documents of Borrower. The business which Borrower carries on and which it proposes to carry on may be conducted in limited partnership form by Borrower. General Partner (with a 0.1% general partnership interest) is the sole general partner of Borrower, and Realty America Group (Mockingbird Commons) LP (with a 30% limited partnership interest) and Behringer Harvard Mockingbird Commons Investors LP (with a 69.9% limited partnership interest) are the limited partners of Borrower. Borrower is duly authorized to conduct business in Texas. Except as disclosed in writing to Lender, General Partner has not transferred, assigned, pledged or mortgaged its interest in Borrower or any profits or proceeds therefrom.

                (b) FUND GUARANTOR. Fund Guarantor is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Texas, in accordance with the Organizational Documents of Fund Guarantor. The business which Fund Guarantor carries on and which it proposes to carry on may be conducted in limited partnership form by Fund Guarantor is duly authorized to conduct business in Texas and in each other jurisdiction in which the nature of its properties, assets or activities require such authorization. Except as disclosed in writing to Lender, no general partner of Fund Guarantor has transferred, assigned, pledged or mortgaged its interest in Fund Guarantor or any profits or proceeds therefrom.

        3.02 AUTHORIZATION AND POWER. Each of Borrower, General Partner and Fund Guarantor has the power and requisite authority to execute, deliver, and perform its respective obligations under this Loan Agreement and the other Loan Documents to which it is a party; each of Borrower, General Partner and Fund Guarantor is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver and perform under this Loan Agreement and each of the other Loan Documents to which it is a party and is and will continue to be duly authorized to perform under this Loan Agreement and the other Loan Documents to which it is a party.

        3.03 VALID AND BINDING OBLIGATION. All of the Loan Documents, and all other documents referred to herein to which Borrower, Fund Guarantor, or any Partner is a party, upon execution and delivery by such Person, will constitute valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by Debtor Relief Laws and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

        3.04 CONFLICTS. Neither the execution and delivery of this Loan Agreement, the Note or the other Loan Documents to which Borrower, Fund Guarantor or any Partner is a party, nor consummation of any of the transactions herein or therein contemplated nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which such Person is subject or any judgment, decree, license, order or permit applicable to such Person, or will conflict or be inconsistent with, or will result in any breach of any of the terms of the covenants, conditions or provisions of, or constitute a delay under, or result in the creation or imposition of a Lien (except Liens in favor of Lender) upon any of the property or assets of such Person pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which such Person is a party or by which such Person may be bound, or to which such Person may be subject, or violate any provision of the Organizational Documents of such Person.

        3.05 CONSENTS, ETC. No consent, approval, authorization or order of any court or governmental authority or any third party (other than those which have been obtained prior to the date hereof is required in connection with the execution and delivery by Borrower, General Partner or Fund Guarantor of this Loan Agreement or the other Loan Documents, or to consummate the advance of the Acquisition Loan Amount.

        3.06 PENDING LITIGATION. Other than the Disclosed Litigation, there are no proceedings pending, or general partner of Fund Guarantor, or to Borrower's knowledge, threatened, against or affecting Borrower, Fund Guarantor, General Partner, or the Property or any portion thereof, in any case in any court or before any Governmental Authority or arbitration board or tribunal which involve the possibility of materially and adversely affecting (a) the assets, business, prospects, profits or condition (financial or otherwise) of Borrower, Fund Guarantor, General Partner, or general partner of Fund Guarantor, or the ability of any such Person to perform its respective obligations under the Loan Documents or any Organizational Document of any such Person, or (b) the Property. None of Borrower, Fund Guarantor, General Partner, general partner of Fund Guarantor, or the Property is in default with respect to any order of any court, Governmental Authority or arbitration board or tribunal.

        3.07 PRINCIPAL OFFICE, ETC. The chief executive office, principal office and principal place of business of Borrower is in Dallas, Texas. The address of Borrower set forth in SECTION 9.01 hereof are accurate, true and correct.

        3.08 CONTROL PERSONS. Borrower is not, and no Person having "control" (as that term is defined in 12 U.S.C. ss.375b or in regulations promulgated pursuant thereto) of Borrower is, an "executive officer," "director," or "person who directly or indirectly or in concert with one or more persons, owns, controls, or has the power to vote more than 10% of any class of voting securities" (as those terms are defined in 12 U.S.C. ss.375b or in regulations promulgated pursuant thereto) of Lender, of a holding company of which Lender is a subsidiary, or of any other subsidiary of a holding company of which Lender is a subsidiary, of any bank at which Lender maintains a correspondent account, or of any bank which maintains a correspondent account with any Lender.

        3.09    GOVERNMENT REGULATION.

                (a) Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

                (b) Borrower is not a "public-utility company," or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

                (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of "purchasing or carrying any margin stock," within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. No portion of the assets of Borrower consists of any such margin stock, and no part of the proceeds of any Loan will be used to purchase or carry any such margin stock within the meaning of said regulation or to extend credit to others for such purpose.

                (d) Neither Borrower, Fund Guarantor or any Person who owns a controlling interest in or otherwise controls Borrower or Fund Guarantor is an OFAC Prohibited Person. Borrower has implemented appropriate procedures and policies to ensure its compliance with the requirements of Anti-Terrorism and Anti-Money Laundering Laws.

        3.10 INSIDER. Neither Borrower nor any Partner is an "executive officer", "director", or "person who directly or indirectly or acting through or in concert with one or more persons, owns, controls, or has the power to vote more than ten percent (10%) of any class of voting securities" (as those terms are defined in 12 U.S.C. ss. 375b or in regulations promulgated pursuant thereto) of Lender, of any bank holding company of which Lender is a subsidiary, or of any subsidiary of a bank holding company of which Lender is a subsidiary, of any bank at which Lender maintains a correspondent account or which maintains a correspondent account with any Lender.

        3.11    [RESERVED].

        3.12 FINANCIAL CONDITION. As of the date of execution hereof and the Closing Date, the present fair salable value of the assets of Borrower is greater than the amount required to pay such Person's total liabilities, and is able to pay its debts as they mature. Borrower has sufficient capital to carry on its business and transactions as now conducted and as planned to be conducted in the future. Borrower is not the subject of any bankruptcy, insolvency, reorganization or receivership proceeding and, to Borrower's best knowledge, no such proceeding is threatened or imminent. The Initial Financial Statements reflect the current financial condition of each Person described therein and no material adverse change has occurred in the financial condition of any such Person since the respective dates of the Initial Financial Statements.

        3.13 RESTRICTIONS. Neither Borrower nor Fund Guarantor is a party to any contract or agreement, or subject to any charter or other restriction, which materially and adversely affects its business. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its assets, whether now owned or hereafter acquired, to be subject to any Liens (other than the Permitted Liens). No direct or indirect owner of Borrower has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) all or any portion of its direct or indirect ownership interest in Borrower, or any profits or proceeds therefrom, to be subject to any Liens (other than the Permitted Liens).

        3.14 NO DEFAULT. No Event of Default or Potential Default has occurred and is continuing under this Loan Agreement or any other Loan Document.

        3.15 LABOR RELATIONS. Borrower is not a party to any collective bargaining agreement, and Fund Guarantor is not a party to any collective bargaining agreement with respect to the Property. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees, or Fund Guarantor's employees with respect to the Property, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization with respect to the Hotel.

        3.16 ERISA. Borrower and its ERISA Affiliates are in compliance with all applicable ERISA laws, rules and regulations.

        3.17 SINGLE PURPOSE ENTITIES; NATURE OF BORROWER. Borrower is a single purpose limited partnership whose only business is the acquisition, financing, ownership and development of the Property and whose only asset is the Property and other assets directly related to the operation of the Property.

        3.18 INDEBTEDNESS. Borrower has not incurred, created, contracted for, waived, assumed, guaranteed or is otherwise liable in respect of any Indebtedness other than (i) the Loan, and (ii) the Scheduled Personal Property Contracts. Borrower has not incurred Indebtedness other than that disclosed on the Initial Financial Statements of Borrower. No default or failure of performance has occurred and is continuing with respect to any Indebtedness of Borrower

        3.19 TAXES. All tax returns required to be filed by Borrower in any jurisdiction have been filed and all taxes, assessments, fees, and other governmental charges upon such Persons or upon any of their respective properties, income or franchises have been paid that are required to be paid prior to the time that the non-payment of such taxes could give rise to a Lien on any asset of such Person, unless (i) such tax, assessment, fee or charge is being contested in good faith by such Person through appropriate proceedings after the establishment of appropriate reserves therefor in accordance with GAAP or (ii) such filing, tax, assessment, fee or charge would not involve the possibility of materially and adversely affecting the assets, business, prospects, profits and condition of any such Person or the Property. The Land is separately assessed from all other adjacent land for purposes of real estate taxes.

        3.20    USE OF PROPERTY.

                (a) The current uses of the Property comply with all applicable restrictive covenants and all Governmental Requirements or any required waivers have been obtained or the current uses are permitted as a non-conforming use;

                (b) Borrower has obtained or caused to be obtained all requisite zoning, utility, building, health, and other necessary permits currently required on the Property as it exists on the Closing Date from each Governmental Authority having jurisdiction over the Property or any portion thereof and to Borrower's knowledge, there is no problem which would jeopardize any license, permit or approval for the Property or any portion thereof. Borrower owns, or is licensed or otherwise has the lawful right to use, all applicable patents, trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted, and the operation of the Property in the manner currently conducted. There are no claims, and to the best of Borrower's knowledge, there is no infringement of the rights of any Person, arising from the use of any patents, trademarks, copyrights, technology, know-how and processes by Borrower relating to the Property. Borrower has no knowledge of any infringement by any third party on any rights of Borrower in any of its or Fund Guarantor's intellectual property relating to the Property;

                (c) The sanitary water supply, storm and sanitary sewers, water lines, and other necessary utility facilities (including gas, electric and telephone facilities) are available to and operational at the Property and sufficient to meet the needs of the Property as currently operated. All current utility service for the Hotel has been approved by applicable Governmental Authorities, to the extent required or obtainable;

                (d) Except as disclosed on the Survey, none of the Improvements create an encroachment over, across, or upon any of the Property boundary lines, rights of way, or easements and no buildings or other improvements on adjoining land create such an encroachment on any of the Land;

                (e) The Property has been validly subdivided in accordance with all Governmental Requirements so that, for all purposes, the Property forms a separate tax lot, independent of any other property and the Property may be mortgaged, conveyed or otherwise dealt with as a whole.

        3.21 FULL DISCLOSURE. There is no fact known to Borrower that Borrower has not disclosed to Lender which could have a material adverse effect on Borrower or any of the Property.

        3.22 TITLE TO THE PROPERTY. As of the Closing Date, Borrower is the sole legal and beneficial owner of the Property, and has and will have good and indefeasible title to the Property, free and clear of any and all Liens, claims, charges, equities, covenants, conditions, restrictions, easements, rights-of-way and all other matters affecting such property, whether or not of record, except for the Permitted Exceptions and the Liens in favor of Lender. Borrower will preserve its title to the Property, will forever warrant and defend the same to Lender when the claim is by, through or under Borrower, and will forever warrant and defend the validity and priority of the Liens of the Loan Documents with respect to the Property against the claims of all Persons whomsoever. None of the Land is located within an area that has been designated or identified as an area having special flood hazards by the Secretary of Housing and Urban Development or by such other official shall from time to time be authorized by federal or state law to make such designation pursuant to the National Flood Insurance Act of 1968, as such act may be from time to time amended, or pursuant to any other national, state, county or city program of flood control.

        3.23 GOVERNMENTAL REQUIREMENTS. No violation of any Governmental Requirement exists with respect to any of the Property, and the current use thereof complies with applicable restrictive covenants and Governmental Requirements affecting the Property, and all Governmental Requirements for such use have been satisfied.

        3.24 FINANCING STATEMENTS. As of the Closing Date, there is no financing statement or other document creating or evidencing a Lien now on file with any Governmental Authority covering any of the Property other than in favor of Lender, and there is no Lien on any of the Property, whether such Property shall be real or personal, tangible or intangible, or whether Borrower is named or signed as "Debtor", other than the Liens which are Permitted Exceptions and those in favor of Lender.

        3.25 ACCURACY OF INFORMATION. All statements, certificates and information delivered or to be delivered to Lender by or on behalf of Borrower or any Partner pursuant to or as required by this Loan Agreement or any other Loan Document are, or shall be, when delivered, true and correct in all material respects as of the date given and does not, and do not or shall not, when delivered, contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained therein from being materially misleading.

        3.26 ACCESS; ZONING. The Land has access to and from completed public streets and roads adequate for its current use and for its intended use after completion of the planned construction on the Property. The Property complies with all material zoning requirements applicable to the Property and any other material law, ordinance, rule, regulation, restrictive covenant or restriction affecting the zoning, development or use of the Property.

        3.27 COMMENCEMENT OF CONSTRUCTION. Prior to recordation of the Mortgage, to Borrower's knowledge: (i) no work of any kind (including clearing or grubbing of the Land, draining or fencing of the Land, or removal of any existing improvements) has commenced, (ii) no equipment or materials for construction purposes have been delivered to the Property, and (iii) no contract (or memorandum or affidavit thereof) for the supplying of labor, materials or services for the construction of any improvements, or for demolition work with respect to existing improvements, has been executed or recorded in the real property records of Dallas County, Texas.

        3.28 AUTHORIZED SIGNATORIES. Borrower has appointed and invested in each of the Authorized Signatories full authority to execute and deliver, on behalf of Borrower, any Application for Advance, Borrower's Affidavit, and any other notice, request or other document required or permitted hereunder to be submitted by Borrower to Lender and Lender is entitled to rely upon the authority of each Authorized Signatory until and unless Lender shall receive from Borrower written notice revoking such authority and naming a new Authorized Signatory.

        3.29 MATERIAL AGREEMENTS. No management agreements, operating agreements or franchise agreements currently exist and are in effect which relate to the Property or have any material impact on the ownership or operation of the Property other than those which have been delivered to Lender prior to the Closing Date.

                                   ARTICLE IV

                        AFFIRMATIVE COVENANTS OF BORROWER

        Until payment in full of the Obligation and termination of Lender's commitment to lend hereunder, Borrower agrees that:

        4.01 FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS OF BORROWER AND OTHER PERSONS. Borrower shall deliver or cause to be delivered to Lender each of the following:

                (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Borrower, beginning with the fiscal year ending December 31, 2005, a copy of the annual report of Borrower and General Partner for such fiscal year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and compiled by independent certified public accountants of recognized standing reasonably acceptable to Lender, to the effect that such report has been prepared in accordance with GAAP and containing no material qualifications or limitations on scope.

                (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within thirty (30) days after the end of each quarter of each fiscal year of Borrower, beginning with the quarter ending March 31, 2005, a copy of an unaudited financial report of Borrower and General Partner as of the end of such quarter and for the portion of the fiscal year then ended, containing balance sheets and statements of income, retained earnings, and cash flow, all in reasonable detail certified by the chief executive officer, president or chief financial officer of each Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower and General Partner, on a consolidated and consolidating basis, at the date and for the periods indicated therein.

                (c) COMPLIANCE CERTIFICATE. Concurrently with the delivery of the financial information and statements required by SECTIONS 4.01(A) AND (B) hereof, a certificate executed by a responsible and authorized officer or representative of Borrower and General Partner in the form attached as EXHIBIT D stating that a review of the activities of Borrower and General Partner during such Quarterly Period has been made under his or her supervision and that to the best of his or her knowledge and belief after reasonable investigation, (i) Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and in each of the Loan Documents or, if there is any exception to the foregoing, specifying the nature and status thereof,
        (ii) there exists no Event of Default as of the date of such certificate or, if any such event shall have occurred, specifying the nature and status thereof, and (iii) that all information and calculations delivered to Lender with respect to SECTIONS 4.01(A) AND (B) are true and correct. Concurrently with the delivery of the financial information and statements required by SECTION 4.01(B) hereof, a certificate executed by a responsible and authorized officer or representative of Borrower stating that Borrower is in full compliance with SECTION 4.09 hereof.

                (d) NOTICES BY GOVERNMENTAL AUTHORITIES. Promptly upon receipt of the same, true and complete copies of any official notice, claim or complaint by any Governmental Authority pertaining to any of the Property and which would have a material adverse effect upon Borrower, Fund Guarantor or the ownership, value, income, revenues or operation of or from the Property.

                (e) TAX RETURNS. As soon as available, and in any event within (i) ninety (90) days after the end of each fiscal year of Borrower, copies of all federal and state tax returns (or filed extensions) required to be filed by Borrower and General Partner, and
        (ii) ten (10) days after the preparation thereof, copies of all federal and state tax returns required to be filed by each Individual Guarantor together with evidence of payment of any and all taxes shown to be due and owing thereunder.

                (f) GUARANTOR FINANCIAL STATEMENTS. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of each Guarantor, beginning with the fiscal year ending December 31, 2005, in such detail as required by Lender, a copy of the financial statements of such Guarantor for such fiscal year, containing a balance sheet, statements of income and cash flow and a statement of contingent liabilities.

                (g)     NOTIFICATION BY BORROWER. The following notifications:

                        (i) promptly upon the filing of, and any material determination in, all litigation and all proceedings before any Governmental Authority affecting Borrower, Fund Guarantor or any of the Property;

                        (ii) promptly upon the occurrence thereof, of any material change in any fact or circumstance represented or warranted in this Loan Agreement or any of the other Loan Documents, and of any fact or circumstance which might materially interfere with the operation of the Property;

                        (iii) within three (3) Business Days after the occurrence thereof, of any payment default, any failure to satisfy any financial covenant, or any other material default under any note, indenture, loan agreement, mortgage, lease, deed or other similar agreement relating to any Indebtedness of Borrower or Fund Guarantor;

                        (iv) within three (3) Business Days after the occurrence thereof, if Borrower shall incur, create, contract for, waive, assume, have outstanding, guarantee or otherwise become liable with respect to Indebtedness other than Permitted Indebtedness;

                        (v) promptly upon the occurrence thereof, of any name change or change in Fiscal Year for Borrower or Fund Guarantor;

                        (vi) promptly upon the occurrence thereof, a copy of any amendment to the Organizational Documents of Borrower; and

                        (vii) immediately upon Borrower's learning thereof, of any event or occurrence which constitutes an Event of Default or Potential Default.

                (h) PROPERTY RIGHTS AND CLAIMS. Promptly upon receipt of same, a copy of any notice or other instrument received by Borrower which might materially adversely affect the Property or the Liens securing the Obligation including, without limitation, any notice from a public authority concerning any tax or special assessment, or any notice of any alleged violation of any zoning ordinance, restrictive covenant, fire ordinance, building code provision, or other Governmental Requirement affecting the Property.

                (i) OTHER INFORMATION. Such other information concerning the business, properties, or financial condition of Borrower and Fund Guarantor as Lender shall reasonably request.

        4.02 LOAN PROCEEDS. Borrower shall use the proceeds of the Acquisition Loan Amount to pay a portion of the purchase price with respect to the Property as set forth on the Borrower's statement prepared by the Title Company for Closing and shall use the proceeds of the Additional Advance Loan Amount only for the purposes for which they are advanced.

        4.03 ASSETS OF BORROWER. The only business of Borrower shall be the business described in SECTION 3.17.

        4.04 LEASES. With respect to the Leases and the Rents, Borrower agrees as follows:

                (a) Prior to the execution thereof, and except for the Scheduled Leases, Borrower shall obtain Lender's approval (which approval will not be unreasonably withheld or delayed) as to the form and substance of each Lease. Borrower shall not enter into any side agreements or amend or modify any Lease, except upon notice to and approval by Lender.

                (b) Borrower shall deliver to Lender true and complete photocopies of the signed Leases and any amendments thereto.

                (c) Borrower shall observe, perform, and discharge all obligations, covenants, and warranties provided for under the terms of the Leases to be kept, observed, and performed by Borrower. Notwithstanding the foregoing, nothing contained in this SECTION 4.04 shall prohibit Borrower from terminating any Lease.

        4.05 INSPECTION OF BOOKS AND RECORDS. Borrower shall at all times keep complete and accurate books, records and accounts of its transactions, in accordance with GAAP, and permit any representative of Lender, at all reasonable times upon reasonable notice, to examine and copy the books and records of Borrower, and all contracts, statements, invoices, bills, and claims for labor, materials, and services supplied for the construction, reconstruction, maintenance, operation and repair of the Property.

        4.06 COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Borrower shall timely comply with all Governmental Requirements affecting the Property and, upon request by Lender, deliver to Lender evidence thereof to the extent reasonably available. Borrower assumes full responsibility for the compliance of Property with all Governmental Requirements, applicable restrictive covenants and sound building and engineering practices and, notwithstanding any approvals by Lender, Lender shall not have any obligation or responsibility whatsoever for any matter incident to the Property or the construction, renovation or maintenance of any part of the Property.

        4.07 INSURANCE. Borrower shall maintain, or cause to be maintained, in full force and effect, until the Loan and Obligation have been paid in full, insurance as evidenced by the Insurance Policies, and shall deliver or cause to be delivered to Lender, (a) contemporaneously with the execution hereof, the Insurance Policies or certificates evidencing the Insurance Policies and (b) all renewal Insurance Policies, or certificates thereof, at least twenty (20) days before the expiration date of each expiring Insurance Policy. Each casualty or liability insurance policy shall contain a provision whereby the insurer agrees that the policy shall not be cancelled or notified without providing at least thirty (30) days prior written notice to the Lender. The insurers waive any rights to claim any premiums and commissions against Lender and provide that the Lender is permitted to make payments to effect continuation of the policies in the event of notice of cancellation due to non-payment of premiums. The policies shall provide that, with respect to the interest of the Lender, the policy shall not be invalidated and shall insure Lender regardless of any act, failure to act, negligence, or violation of warranties, or conditions in the policy by any named insured

        4.08 PAYMENT OF TAXES. Borrower shall pay and discharge all taxes, assessments, and governmental charges or levies imposed upon Borrower (whether imposed by contract or agreement or by Governmental Requirement), or upon Borrower's income or profits, or upon any of the Property or upon any other property belonging to it before delinquent; PROVIDED, HOWEVER, that Borrower shall not be required to pay any such tax, assessment, charge, or levy if and so long as the amount, applicability, or validity thereof shall currently be contested in good faith by appropriate proceedings and appropriate reserves therefor have been established, unless such contest would violate SECTION 4.11 hereof.

        4.09 PAYMENT OF CLAIMS. Borrower shall promptly pay or cause to be paid when due all lawful taxes and assessments and all costs and expenses incurred in connection with the Property, and shall keep the Property free and clear of any Liens, charges, or claims other than the Liens of the Mortgage and other Liens securing obligations of Borrower to Lender, and the Permitted Exceptions. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower (a) may contest the validity or amount of any claim of any contractor, consultant, architect, or other person providing labor, materials, or services with respect to the Property, in the amount of such claim, (b) may contest any tax or special assessments levied by any Governmental Authority, and
(c) may contest the enforcement of or compliance with any Governmental Requirement, and such contest on the part of Borrower shall not be an Event of Default hereunder; provided, however, that during the pendency of any such contest, Borrower shall furnish to Lender and Title Company (i) a bond indemnifying against liens in accordance with applicable law with corporate surety satisfactory to Lender and Title Company or (ii) other security as required by a court of competent jurisdiction to remove any such lien as an encumbrance against the Property, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon, before such judgment becomes a choate Lien on the Property.

        4.10 COSTS AND EXPENSES. Borrower shall pay when due all costs and expenses required by this Loan Agreement including, without limitation, (a) all taxes and assessments applicable to the Property, (b) all fees for filing or recording the Loan Documents, (c) all reasonable fees and commissions lawfully due to brokers, salesmen, and agents in connection with the Loan or the Property and which are not incurred by Lender, (d) all fees, disbursements, and expenses of legal counsel to Lender, (e) all title insurance and title examination charges, including premiums for the Title Insurance Policy, (f) all survey costs and expenses, including the cost of the Survey, (g) all premiums for the Insurance Policies, (h) all costs and expenses of the Environmental Audit, the Engineer's Audit, the Insurance Audit, and the Appraisal, and (i) all other reasonable costs and expenses payable to third parties which are incurred by

Lender in connection with the consummation of the transactions contemplated by this Loan Agreement, whether incurred prior to or after the date hereof.

        Borrower further agrees to pay all out-of-pocket expenses to third parties incurred by Lender in connection with the preparation of this Loan Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions thereby contemplated shall be consummated) or incurred by Lender in connection with the administration or the enforcement or protection of its rights and obligations (or the rights and obligations of Lender) in connection with this Loan Agreement and the other Loan Documents or in connection with the Loan made or any Note issued hereunder including, but not limited to, all fees, charges and disbursements of counsel for Lender and all out-of-pocket expenses incurred by Lender for reasonable visits by Lender's employees and agents to inspect the Property.

        4.11 INDEMNITY BY BORROWER. Borrower will indemnify, save, defend, and hold harmless Lender and its respective Affiliates, directors, officers, shareholders, agents, attorneys, and employees (collectively, the "INDEMNITEE") from and against: (a) any and all claims, demands, actions, or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action, or cause of action relates to a claim, demand, action, or cause of action that the Person asserts or may assert against Borrower, Fund Guarantor or any of the Property, (b) any and all claims, demands, actions or causes of action that are asserted against any indemnitee if the claim, demand, action or cause of action directly or indirectly relates to the failure of Borrower, Fund Guarantor or any other Person to perform or comply with any of the terms, covenants or provisions of this Loan Agreement or of any of the other Loan Documents, (c) any and all claims, demands, actions or causes of action that are asserted against any indemnitee if the claim, demand, action or cause of action directly or indirectly relates to any failure of condition or any other breach or default under any Governmental Requirement applicable to Borrower, Fund Guarantor or any of the Property, (d) any administrative or investigative proceeding by any Governmental Authority directly or indirectly related to a claim, demand, action or cause of action described in clauses (a), (b) or (c) above, and (e) any and all liabilities, losses, costs, or expenses (including reasonable attorneys' fees, expenses and disbursements) that any indemnitee suffers or incurs as a result of any of the foregoing. Notwithstanding the foregoing, it is the express intention of the parties hereto that each indemnitee shall be indemnified from and held harmless against ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF SUCH INDEMNITEE BUT NOT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. In addition, Borrower shall not have any obligation under this SECTION 4.11 to any indemnitee with respect to any negligent act of Lender in operating or managing the Property after Lender has taken possession thereof. If any claim, demand, action or cause of action is asserted against any indemnitee, such indemnitee shall promptly notify Borrower, but the failure to do so shall not affect Borrower's obligations under this SECTION 4.11 unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. If requested by Borrower in writing and so long as no Event of Default shall have occurred and be continuing, such indemnitee shall in good faith contest the validity, applicability and the amount of such claim, demand, action or cause of action and shall permit Borrower to participate in such contest. Any indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain Borrower's concurrence thereto (which shall not be unreasonably withheld) prior to entering into a binding agreement with respect thereto. Each indemnitee is authorized to employ counsel in enforcing its rights hereunder and in defending against any claim, demand, action, or cause of action covered by this SECTION 4.11; PROVIDED, HOWEVER, that each indemnitee shall endeavor, but shall not be obligated, in connection with any matter covered by this SECTION 4.11 which also involves other indemnitees, to use reasonable efforts to avoid unnecessary duplication of effort by counsel for all indemnitees.

        4.12 FURTHER ASSURANCES. Borrower will make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such vouchers, invoices, notices, certifications, additional agreements, undertakings, conveyances, deeds of trust, mortgages, transfers, assignments, financing statements or other assurances, and take all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with this Loan Agreement or any of the other Loan Documents, the obligations of Borrower hereunder or thereunder, or for better assuring and confirming unto Lender all or any part of the security for any of the Obligation.

        4.13 CONSTRUCTION CONTRACTS. Borrower shall become party to no contract for the performance of any work on the Property or for the supplying of any labor, materials, or services for construction on the Property, except for contracts calling for payments of less than $25,000, unless upon such terms and with such parties as shall be approved in advance in writing by Lender.

        4.14 ADDITIONAL ADVANCE BUDGET. Borrower shall deliver to Lender, for Lender's review, a complete itemized budget covering all anticipated soft costs, engineering costs and asbestos abatement costs for which Borrower will request Additional Advances not later than ten (10) days before Borrower desires to request any Additional Advance. Lender shall use commercially reasonable efforts to ensure that Lender does not unreasonably delay a response to the budget submitted by Borrower. The Additional Advance Budget may not be amended without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

        4.15 INSPECTION OF THE PROPERTY. Borrower shall permit Lender, any Governmental Authority, and their respective agents and representatives, to enter upon the Property for the purpose of inspection of the Property and such materials at all reasonable times.

        4.16 NOTICES BY GOVERNMENTAL AUTHORITY, FIRE AND CASUALTY LOSSES, ETC. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property.

        4.17 APPLICATION OF ADDITIONAL ADVANCES AND THE LOAN. Borrower shall disburse all Additional Advances for payment of costs and expenses specified in the Additional Advance Budget, and for no other purpose. No Additional Advance or part thereof and no other portion of the Loan will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" (as defined by Federal Reserve Board Regulation U) or extending credit to others for the purpose of purchasing or carrying any margin stock.

        4.18 ANTI-TERRORISM COMPLIANCE Borrower shall maintain adequate procedures and policies to ensure that it is in compliance at all times with the requirements of Anti-Terrorism and Anti-Money Laundering Laws, including without limitation, Executive Order 13224, 66 Fed. Reg. 49079 (published September 25,
2001).

        4.19 DEFENSE OF TITLE. Borrower will preserve and defend its title to the Property, will forever warrant and defend the same to Lender when the claim is by, through or under Borrower, and will forever warrant and defend the validity and priority of the Liens of the Loan Documents with respect to the Property against the claims of all Persons whomsoever.

        4.20 OPERATION OF HOTEL. Borrower shall cease operation of the Property as a hotel within sixty (60) days of the date hereof; provided that if such time is insufficient to cease operation of the Property as a hotel, then upon written request of Borrower to Lender, Lender may, in its reasonable discretion, grant an additional thirty (30) day period during which the operation of the Property as a hotel shall cease.

                                    ARTICLE V

                               NEGATIVE COVENANTS

        Until payment in full of the Obligation and termination of Lender's commitment to lend hereunder, Borrower agrees that:

        5.01 NAME, FISCAL YEAR AND ACCOUNTING METHOD. Borrower will not change its Fiscal Year or, except as may be approved by Lender, its method of accounting or its name. Lender will not unreasonably withhold its consent to any name change if, in connection with such name change, Borrower executes such financing statements and other documents as Lender may reasonably require to protect and preserve the Liens, rights, benefits, privileges and claims of Lender under the Loan Documents.

        5.02 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE. Without the prior written consent of Lender, which consent may be granted or withheld at Lender's sole discretion, Borrower will not consolidate with or merge into any other Person or convey, transfer or lease its properties or assets substantially as an entirety to any Person.

        5.03 ERISA COMPLIANCE. Neither (a) Borrower, nor (b) any ERISA Affiliate will take any action or fail to take any action in violation of ERISA laws, rules or regulations.

        5.04 TRANSACTIONS WITH AFFILIATES. Borrower will not enter into any transaction with, or pay any construction, service, operation, management or other fees to itself or any Affiliate of Borrower except with Lender's consent, such consent not to be unreasonably withheld, conditioned or delayed (it being agreed that the contracts listed on EXHIBIT G have been approved by Lender as well as each transaction disclosed in that certain Prospectus of Fund Guarantor dated February 19, 2003, as supplemented); PROVIDED, HOWEVER, that Borrower may enter into transactions with an Affiliate of Borrower upon terms not less favorable to Borrower than would be obtainable at the time in comparable transactions of Borrower in arms-length dealings with Persons other than such affiliated or related Persons.

        5.05 NO CONDITIONAL SALES CONTRACTS, ETC. No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction or operation of the Property (except the Scheduled Personal Property) pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby title or a security interest is retained by any party or the right is reserved or accrues to any party to remove or repossess any property, materials, equipment or fixtures intended to be utilized in the construction, renovation or operation of the Property.

        5.06 LINES OF BUSINESS. Borrower will not, directly or indirectly, engage in any business other than those in which it is presently engaged, or discontinue any of its existing lines of business or substantially alter its method of doing business.

        5.07 EASEMENTS. Borrower shall not grant any easements or licenses for utilities, roads or any other purposes over, under or on any of the Property without the prior written consent of Lender, which consent will not be unreasonably withheld, conditioned or delayed by Lender.

        5.08 CHANGES IN ZONING. Borrower will not request or seek to obtain any change to, or consent to any request for or change in, any Governmental Requirement, restrictive covenant or other restriction applicable to any of the Property or any other law, ordinance, rule, regulation, restrictive covenant or restriction affecting the zoning, development or use of any of the Property, or any variance or special exception therefrom, without the prior written consent of Lender, which consent will not be unreasonably withheld, conditioned or delayed, it being agreed that any construction or improvements or other matters covered by the Additional Advance Budget as approved by Lender shall be deemed to be approved.

        5.09 NEW CONSTRUCTION. Borrower shall not undertake to construct any new building or other significant improvement on the Land without the prior written consent of Lender.

        5.10 LIMITATION ON INDEBTEDNESS AND LIENS. Borrower shall not incur, create, contract for, waive, assume, have outstanding, guarantee or otherwise become liable with respect to Indebtedness other than Permitted Indebtedness and the Indebtedness evidenced by this Loan Agreement, or grant or suffer to exist any Liens other than Permitted Liens.

        5.11 LIMITATION ON INVESTMENTS. Borrower shall not, without the prior written consent of Lender, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other Person or acquire all of any substantial part of the assets or business of any other Person, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss or apply for or become liable to the issuer of a letter of credit or subordinate any claim or demand it may have to the claim or demand of any other Person; PROVIDED, however, that the foregoing provisions shall not apply to nor operate to prevent:

                (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America provided that any such obligations shall mature within one year from the date the same are acquired by Borrower;

                (b) investments in commercial paper rated P-1 by Moody's Investors Services, Inc., or A-1 by Standard & Poor's Corporation maturing within one year of the date of issuance thereof;

                (c) investments in certificates of deposit issued by any United States or OECD commercial bank with a branch in the U.S. and in all cases having capital and surplus of not less than $50,000,000 and other checking, operating or similar accounts with any United States or OECD commercial bank with a branch in the U.S.; and

                (d) endorsements for collection or deposit of commercial paper received in the ordinary course of business.

        5.12 ORGANIZATIONAL DOCUMENTS. Borrower shall not amend its Organizational Documents without the prior written consent of Lender, which consent will not be unreasonably withheld or delayed.

        5.13 ANTI-TERRORISM COMPLIANCE. Borrower shall not permit any Person who is an OFAC Prohibited Person to own any direct or indirect interest in Borrower or Fund Guarantor.

                                   ARTICLE VI

                              CONDITIONS OF LENDING

        The effectiveness of this Loan Agreement and the obligation of Lender to make the Loan are subject to the conditions precedent that Lender shall have received, each dated as of the date hereof, unless otherwise expressly stated, all of the following, in form and substance acceptable to Lender:

        6.01 LOAN DOCUMENTS. Fully executed and, where appropriate, acknowledged counterparts of this Loan Agreement, the Note, the Mortgage, the Assignment of Leases and Rents, the Environmental Indemnity Agreement, each Guaranty, and the Financing Statements.

        6.02    [RESERVED].

        6.03 APPRAISAL. An Appraisal of the Hotel dated within sixty (60) days before the Closing Date, confirming that the aggregate value of the Property is equal to or exceeds Twenty-Five Million Dollars ($25,000,000).

        6.04    INSURANCE. Insurance Policies covering the Property.

        6.05 SURVEY. A Survey of the Land dated within sixty (60) days of the Closing Date.

        6.06 TITLE INSURANCE. A Title Insurance Commitment, whereby the Title Insurance Company unconditionally commits to issue the Title Insurance Policy.

        6.07    UCC SEARCHES. The UCC Searches.

        6.08    FINANCIAL INFORMATION. The Initial Financial Statements.

        6.09    ENVIRONMENTAL AUDIT. The Environmental Audit.

        [6.10   RESERVED. ]

        6.11 ORGANIZATIONAL DOCUMENTS. True and complete copies of the Organizational Documents of Borrower, and Fund Guarantor and each Partner.

        6.12    TAX INFORMATION. The Tax Information.

        6.13    OPINIONS OF COUNSEL. The Legal Opinions.

        6.14    THE FEES. The Origination Fee required by SECTION 2.06 hereof.

        6.15 RESOLUTIONS. Resolutions which authorize the execution, delivery, and performance by Borrower, Fund Guarantor and General Partner of the Loan Documents to which it is or is to be a party;

        6.16 INCUMBENCY CERTIFICATES. A certificate of incumbency certified by an authorized officer or representative certifying the names of the individuals or other Persons authorized to sign this

Agreement and each of the other Loan Documents to which any of Borrower, Fund Guarantor and General Partner is or is to be a party (including the certificates contemplated herein) on behalf of such Person together with specimen signatures of such Persons;

        6.17 GOVERNMENTAL CERTIFICATES. Certificates of the appropriate government officials of the state of incorporation or organization of each of Borrower, Fund Guarantor and General Partner as to the existence and good standing of such Person, each dated within fifteen (15) days prior to the Closing Date;

        6.18 ADDITIONAL INFORMATION. Such other information and documents as may reasonably be required by Lender and its counsel.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

        An "EVENT OF DEFAULT" (herein so called) shall exist if any one or more of the following events shall occur:

                (a) The failure of payment when due of (i) the principal of or accrued, unpaid interest on the Note upon maturity, whether upon the Maturity Date or earlier following acceleration, (ii) any regularly scheduled installment of interest on the Note on or before ten (10) days after receipt of written notice from Lender, or (iii) any other part of the Obligation on or before ten (10) days after receipt of written notice from Lender; or

                (b) The failure of any Person other than Lender to punctually and properly perform any covenant, agreement, obligation, or condition contained herein or in any other Loan Document and (except for any negative covenant contained in ARTICLE IV, for which no grace period shall apply) the continuance of such failure for a period of thirty (30) days following the earlier of Borrower's actual knowledge thereof or written notice thereof from Lender, or such longer period of time (but in no event longer than sixty (60) days from the date of such failure) as may be necessary to cure such failure provided that such Person is diligently working to cure or remedy such failure; or

                (c) Any statement, representation, or warranty in this Loan Agreement or any other Loan Document by any Person other than Lender was false, misleading, or erroneous in any material respect as of the date made; or

                (d) Borrower or any Guarantor shall (i) execute a general assignment for the benefit of its creditors, or (ii) become the subject, voluntarily or involuntarily, of any bankruptcy, insolvency or reorganization proceeding; provided, however, it shall not be an Event of Default if Borrower or such Guarantor becomes the subject of an involuntary bankruptcy, insolvency or reorganization proceeding so long as such person promptly objects to such proceeding and seeks a dismissal thereof AND the proceeding is dismissed within sixty (60) days following its filing, or (iii) admit in writing that it is unable to pay its debts generally as they become due, or (iv) apply for or consent to the appointment of a custodian, receiver, trustee, or liquidator of itself or of all or a substantial part of its assets, or (v) file a voluntary petition seeking protection under any Debtor Relief Laws, or other insolvency law now or hereafter existing, or (vi) file an answer admitting the material allegations of, or consenting to, or default in filing an answer to, a petition filed against it in any bankruptcy, reorganization, or other insolvency proceedings, or (vii) institute or voluntarily be or become a party to any other judicial proceedings intended to effect a discharge of the debts of such person, in whole or in part, or a postponement of the maturity and the collection thereof, or a suspension of any of the rights or powers of Lender granted in the Note, the Mortgage, this Loan Agreement, the Guaranty or the other Loan Documents; or

                (e) An order, judgment, or decree shall be entered by any court of competent jurisdiction appointing a custodian, receiver, trustee, or liquidator of Borrower or any Guarantor or of all or any substantial part of such Person's assets; or

                (f) The failure of Borrower or any Guarantor to pay (or bond to the satisfaction of Lender) any money judgment against such person in excess of $10,000.00, or with respect to each and every money judgment against Borrower or any Guarantor, $50,000.00 in the aggregate as to each such person, at least ten (10) Business Days prior to the date on which its assets may be sold to satisfy such judgment; or

                (g)     The failure to have discharged within a period of ten
        (10) Business Days after the commencement thereof any attachment, sequestration, or similar proceedings against any of the assets of Borrower or any Guarantor; or

                (h) The liquidation, dissolution or termination of Borrower or any Guarantor (other than an individual); or

                (i) Any of the Loan Documents shall for any reason cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part; or the validity or enforceability (but excluding reasonable issues of interpretation) of any Loan Document shall be challenged or denied by any party thereto; or

                (j) Condemnation of all or any part of the Property which, in Lender's good faith judgment, could reasonably be expected to materially adversely affect the operation or use of the Property including, without limitation, access, parking, security or amenities; or

                (k) Without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion, there shall be any transfer, sale, Lease, trade, conveyance, exchange, mortgage, encumbrance, pledge, assignment or other disposition of (i) all or substantially all of the Property (except for Leases permitted hereunder and Permitted Personal Property Transactions), (ii) any ownership interest in Borrower, (iii) the right to receive distributions, dividends or profits from Borrower, or (iv) any portion of, or any interest in, any of the property, rights and interests described in the foregoing SUBSECTIONS (I), (II), OR (III); or

                (l) The Liens created (or purported to be created) by the Mortgage or any other Loan Documents should become unenforceable, or cease to be first priority Liens; or

                (m) Any default or failure of performance occurs under any Permitted Indebtedness (except the Obligation) involving an aggregate amount in excess of $100,000 and is not cured to the satisfaction of the holder of such Indebtedness within the applicable cure period, if any, expressly granted in the documents evidencing such Indebtedness; or

                (n) The proceeds of the Loan, or any part thereof, are being, or shall at any time have been, diverted to a purpose other than the purpose for which advanced.

                                  ARTICLE VIII

                          RIGHTS AND REMEDIES OF LENDER

        8.01 RIGHTS OF LENDER. At any time upon the occurrence and during the continuance of any Event of Default, Lender shall have the right, in addition to any other right or remedy of Lender, but not the obligation, in its own name or in the name of Borrower, to enter into possession of all or any portion of the Property; to perform all work necessary to complete the construction, reconstruction, maintenance or renovation of or to operate the Property; and to employ watchmen and other safeguards to protect such Property. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, at any time upon the occurrence and during the continuance of any Event of Default, to
(a) execute all applications and certificates in the name of Borrower which may be required for completion of construction, maintenance or renovation of or for the benefit of the Property, (b) endorse the name of Borrower on any checks or drafts representing proceeds of the Insurance Policies, or other checks or instruments payable to Borrower with respect to the Property, (c) do every act with respect to the construction, repair, maintenance and operation of any of the Property or any portion thereof which Borrower may do, and (d) prosecute or defend any action or proceeding incident to the Property. The power-of-attorney granted hereby is a power coupled with an interest and is irrevocable. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

        Notwithstanding the foregoing, it is expressly understood that Lender assumes no liability or responsibility for the performance of any duties of Borrower hereunder or under any of the Loan Documents, applicable Governmental Requirements or restrictive covenants, or other control over the management and affairs of Borrower, nor by any such action shall Lender be deemed to create a partnership with Borrower.

        8.02 ACCELERATION. At any time upon the occurrence and during the continuance of any Event of Default, Lender may, at its option, declare the Loan and the remaining Obligation to be immediately due and payable without presentment, demand, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or other notice of any kind, all of which are expressly waived by Borrower; PROVIDED, HOWEVER, that if any Event of Default specified in ARTICLE VII(E) hereof shall occur, the principal of and all interest on the Loan shall thereupon become due and payable concurrently therewith, without any further action by Lender and without presentment, demand, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or other notice of any kind, all of which are expressly waived by Borrower.

        8.03 FUNDS OF LENDER. Any funds of Lender used for any purpose referred to in this ARTICLE VIII shall constitute a portion of the Obligation, shall bear interest from the date advanced at the Default Rate, shall be secured by all collateral as security for the Loan and shall be due and payable immediately upon demand.

        8.04 PAYMENTS TO AFFILIATES. Borrower shall not pay or allow to be paid any amount to Borrower, any Guarantor or any Affiliate of any such Person upon the occurrence and during the continuance of an Event of Default.

        8.05 OTHER RIGHTS AND REMEDIES. Unless such document expressly allows Lender to act prior to the occurrence of an Event of Default, and with or without accelerating the maturity of the Loan, Lender may proceed to take and enforce any of its rights, interests, benefits or privileges under the Loan Documents or which may be otherwise available to Lender, at law or in equity.

        8.06 NO WAIVER OR EXHAUSTION. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and, no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

        8.07 RIGHT OF OFFSET. Borrower hereby grants to Lender a right of offset, to secure the repayment of the Obligation, upon any and all monies, securities or other property of Borrower, and the proceeds therefrom, now or hereafter held or received by or in transit to Lender, from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against Lender at any time existing. At any time upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower, to offset, appropriate, apply and enforce said liens against any and all items hereinabove referred to against the Loan and the remaining Obligation. Borrower waives any right of Borrower to require or request that Lender look to any of the Property or collateral for repayment of the Obligation prior to exercising its right of offset and waives any obligation of Lender to do so.

        8.08    APPLICATION OF INSURANCE PROCEEDS.

                (a) Borrower shall give prompt notice to Lender of any damage, destruction or casualty to the Property or any part thereof, whether or not covered by insurance.

                (b) Lender may collect the proceeds of any and all insurance required to be carried under this Loan Agreement that may become payable with respect to the Property or any portion thereof (and Borrower hereby authorizes and directs each insurance company to make payment of such proceeds directly to Lender at Lender's request) and, at Lender's sole option exercised reasonably, may apply the same to the Obligation in the order and manner as Lender may determine, or use all such casualty proceeds to allow Borrower to restore or rebuild the Property so damaged to a condition reasonably satisfactory to Lender provided that all of the following conditions are satisfied: (i) Lender determines in good faith that it is economically, financially and practically feasible to repair and restore the Property to its previous condition, with such repairs and restorations being completed prior to the Maturity Date;
        (ii) the total cost of repairing and restoring the Property to its previous condition, as estimated by an architect approved by Lender, shall not be greater than the amount of such casualty insurance proceeds together with any sums that Borrower deposits with Lender in advance for the purpose of paying for the cost of such repairs and restoration;
        (iii) such restoration and repair shall be accomplished in accordance with the requirements and conditions of SECTION 8.08(C) hereof; and (iv) no Event of Default has occurred and is continuing. Notwithstanding the foregoing, Lender shall make such insurance proceeds available to Borrower to restore or rebuild the Property so long as the insurance proceeds payable with respect to any damage, destruction or casualty do not exceed Two Hundred Fifty Thousand Dollars ($250,000.00), Borrower requests that Lender make such insurance proceeds available and the conditions set forth in SUBSECTIONS (I), (II), (III) AND (IV) above have been satisfied. To the extent Lender makes such proceeds available to restore or rebuild, the Improvements shall be repaired and restored so as to be of at least equal value as prior to such damage or destruction on or before the Maturity Date. If such casualty proceeds are made available by Lender to Borrower, any surplus which may remain out of said insurance proceeds after payment of all costs and expenses of such repair and restoration shall, at the option of Lender, be applied as a payment or prepayment of the Obligation.

                (c) Any restoration or repair shall be commenced with due diligence and in good faith by Borrower and all funds held by Lender in accordance with the terms of this SECTION 8.08 shall be paid out from time to time as such restoration and repair progresses upon the written approval of Lender and the written request of Borrower, which requests shall be submitted in form and substance, and with supporting notices, documentation and waivers as may be required by Lender.

                (d) Prior to application or disbursal of any casualty insurance proceeds under this SECTION 8.08, Lender may deduct therefrom any expenses incurred in connection with the collection or handling of such proceeds, it being understood and agreed that Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, and Lender shall provide Borrower a written summary of all expenses deducted from such proceeds.

                (e) In the event the Mortgage is foreclosed, or title to any of the Property is transferred in extinguishment, in whole or in part, of the indebtedness secured thereby, or by transfer or conveyance in lieu of foreclosure, and in connection therewith all right, title, and interest of Borrower in and to all Insurance Policies passes to (i.e., is purchased by) such transferee or purchaser, the Insurance Policies shall inure to the benefit of and pass to such successor in interest of Borrower or the Purchaser.

                (f) Notwithstanding anything set forth in this SECTION 8.08 to the contrary, if the casualty proceeds exceed the Obligation then outstanding, Borrower may use such proceeds to first repay the Obligation in full, and upon receipt of funds sufficient to repay the Obligation in full, Lender shall release the balance of the casualty proceeds to Borrower.

         8.09     APPLICATION OF CONDEMNATION PROCEEDS.

                (a) Lender shall be entitled to receive any and all sums which may be awarded or become payable to Borrower for the condemnation of any of the Property for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for damages caused by public works or construction on or near the Property (collectively, "CONDEMNATION PROCEEDS"). All such Condemnation Proceeds are hereby assigned to Lender, and Borrower shall, upon request of Lender, make, execute, acknowledge and deliver any and all additional assignments and documents as may be necessary from time to time to enable Lender to collect and receipt for any such Condemnation Proceeds. Lender shall not, under any circumstances, be liable or responsible for failure to collect, or exercise diligence in the collection of, any such Condemnation Proceeds.

                (b) Lender shall, upon Borrower's written request and so long as no Event of Default has occurred, make all Minor Condemnation Proceeds available to Borrower to allow Borrower to repair, renovate or reconstruct the Property to a condition reasonably satisfactory to Lender, provided that all of the following conditions are satisfied:

                        (i) Lender determines in good faith that following the contemplated repairs, renovation or reconstruction, the Property shall not fail to comply with the Management Agreement or any Governmental Requirement or other restriction affecting the Property, and any changes in the Property resulting therefrom will not materially adversely affect the operation or use of the Property (including, without limitation, access, parking, food and beverage service, security or amenities);

                        (ii) Lender determines in good faith that it is economically, financially and practically feasible to repair, renovate or reconstruct the Property to a condition substantially equivalent to the condition of the Property prior to such condemnation, with such repairs, renovation or reconstruction being completed prior to the Maturity Date;

                        (iii) The total cost of repairing, renovating or reconstructing the Property to a condition substantially equivalent to the condition of the Property prior to such condemnation, as approved by Lender, and in accordance with the requirements of SUBSECTIONS (B)(I) and (II) herein, as estimated by an architect approved by Lender, shall not be greater than the amount of the Condemnation Proceeds, together with any sums that Borrower deposits with Lender in advance for the purpose of paying for the cost of such repairs, renovation or reconstruction;

                        (iv) Such renovation, repairs or reconstruction shall be accomplished in accordance with the requirements and conditions of
        SECTION 8.09(C) hereof; and

                        (v) Lender in good faith believes that prior to completion of such repair, renovation or reconstruction, sufficient income and revenues will be available from the Property to pay all payments due to Lender relating to the Obligation (including expense reimbursements) during the period of such repair, renovation and reconstruction.

        To the extent Lender makes Condemnation Proceeds available to renovate, repair or reconstruct, the Improvements shall be renovated, repaired or reconstructed so as to be of at least equal quality as the quality of the Property prior to such condemnation on or before the Maturity Date. If such Condemnation Proceeds are made available by Lender to Borrower, any surplus which may remain out of such Condemnation Proceeds after payment of all costs and expenses of such repair, renovation or reconstruction, shall, at the option of Lender, be applied as a payment or prepayment of the Obligation.

                (c) Any repairs, renovation or reconstruction shall be commenced with due diligence and in good faith by Borrower and all funds held by Lender in accordance with the terms of this SECTION 8.09 shall be paid out from time to time as such repair, renovation and reconstruction progresses upon the written approval of Lender and the written request of Borrower, which request shall be submitted in form and substance, and with supporting notices, documentation and waivers as may be required by Lender.

                (d) If (i) the conditions to Lender's obligation to make the Condemnation Proceeds available to Borrower as set forth in SECTION 8.09(B) hereof are not satisfied, (ii) an Event of Default has occurred,
        (iii) the Condemnation Proceeds are not Minor Condemnation Proceeds, or
        (iv) Borrower does not request that Lender make such Minor Condemnation Proceeds available to Borrower to repair, renovate or reconstruct the Property, Lender may apply the Condemnation Proceeds to the Obligation in the order and manner as Lender may determine, or as otherwise provided in this Loan Agreement.

                (e) Prior to application or disbursal of any Condemnation Proceeds under this Section 8.09, Lender may deduct therefrom any expenses incurred in connection with the collection or handling of such Condemnation Proceeds, it being understood and agreed that Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such Condemnation Proceeds.

        8.10 THIRD PARTY PAYMENTS. Whenever this Loan Agreement or any other Loan Document requires that amounts payable by a third party be paid directly to Lender, Lender may enforce such right with a preliminary injunction or temporary restraining order. Borrower agrees that irreparable harm may result if such payments are not made directly to Lender.

        8.11 PROTECTIVE ADVANCES. If Borrower has failed to keep or perform any covenant whatsoever contained in any Loan Document, Lender may, but shall not be obligated to any person to, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be a part of the Obligation, and Borrower promises, upon demand, to pay to Lender all sums so advanced or paid by Lender, with interest at the Default Rate from the date when paid or incurred by Lender. No such payment by Lender shall constitute a waiver of any Event of Default. In addition to the Liens of the Loan Documents, Lender shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Lender may make an advance, or which Lender may pay.

        8.12 TAX AND INSURANCE ESCROW. At the request of Lender following the occurrence and continuance of an Event of Default, Borrower shall create a reserve for the payment of all insurance premiums, taxes and assessments against the Property by paying to Lender, on each Payment Date, a sum equal to the premiums that will next become due and payable on the hazard Insurance Policies covering the Property, or any part thereof, plus taxes and assessments next due on the Property, or any part thereof, as estimated by Lender, less all sums paid previously to Lender therefor, divided by the number of installments of principal and/or interest to elapse before one month prior to the date when such premiums, taxes and assessments will become delinquent, such sums to be held by Lender for the purposes of paying such premiums, taxes and assessments. Upon notice from Lender to Borrower, any excess reserve may, at the discretion of Lender, be credited by Lender on subsequent payments to be made on the Obligation by Borrower, and any deficiency shall be paid by Borrower to Lender on or before the date when such premiums, taxes and assessments shall have become delinquent. Transfer of legal title to the Property shall automatically transfer title to any sums deposited under the provisions of this SECTION 8.12; provided that such sums shall be applied to the Obligation.

        8.13 WAIVER OF OFFSET RIGHT DEFICIENCY STATUTE. Borrower acknowledges and agrees that the provisions of Sections 51.003, 51.004 and 51.005 of the Texas Property Code (the "DEFICIENCY STATUTES") are applicable to any action maintained by Lender for a deficiency after the exercise by Lender of any right of foreclosure with respect to the Property, based upon the location of the Property in the State of Texas. Borrower hereby knowingly and intentionally waives, on its own behalf and on behalf of each Guarantor, the right of offset granted by the Deficiency Statutes.

                                   ARTICLE IX

                                  MISCELLANEOUS

        9.01 NOTICES. Any notice, demand, request, consent, approval or other communication, which any party hereto may be required or may desire to give hereunder, shall be in writing (except where telephonic instructions or notices are expressly authorized herein to be given) and shall be deemed to be effective
(a) if by hand delivery, telex, telecopy or other facsimile transmission, on the day and at the time on which delivered to such party at the address or telecopier numbers specified below; (b) if by mail, on the second Business Day following the day upon which it is deposited, postage prepaid, in the United States, registered or certified mail, return receipt requested, (and first class mail) addressed to such party at the address specified below; or (c) if by Federal Express or other reputable express mail service, on the next Business Day following the delivery to such express mail service, addressed to such party at the address set forth below:

        If to Lender:           Texans Commercial Capital, LLC
                                777 East Campbell Road, Suite 731
                                Richardson, Texas  75081
                                Telecopier: 972-348-2045
                                Attention:  Loan Department

        with copy to:           Haynes and Boone, LLP
                                901 Main Street, Suite 3100
                                Dallas, Texas 75202
                                Telephone: 214-651-5515
                                Telcopier: 214-200-0516
                                Attention: Brad Lowry, Esq.

        If to Borrower:         Behringer Harvard Mockingbird Commons LP
                                15601 Dallas Parkway, Suite 600
                                Addison, Texas  75001
                                Telephone:  214.655.1600
                                Telecopier: 214.655.1610
                                Attention:  Gerald J. Reihsen, III

        with copy to:           Powell & Coleman, L.L.P.
                                8080 North Central Expressway, Suite 1380
                                Dallas, Texas  75206
                                Telephone:  214-890-7108
                                Telecopier: 214-373-8768
                                Attention:  Patrick M. Arnold, Esq.

Failure to deliver copies of notices to parties other than Borrower and Lender shall not affect the effectiveness or validity of notices otherwise properly given. Any party may change its address for purposes of this Loan Agreement by giving ten (10) days written notice of such change to the other parties pursuant to this Section 9.01.

        Notwithstanding any provision contained herein or in any of the Loan Documents to the contrary, in the event that Lender shall fail to give any notice to any Person required hereunder or thereunder, the sole and exclusive remedy for such failure shall be to seek appropriate equitable relief to enforce this Loan Agreement and the other Loan Documents to give such notice and to have any action of such Person postponed or revoked and any proceedings in connection therewith delayed or terminated pending the giving of such notice by Lender, and no Person shall have any right to damages (whether actual or consequential) or any other type of relief not herein specifically set out against Lender, all of which damages or other relief are expressly waived. The foregoing is not intended and shall not be deemed under any circumstances to require Lender to give notice of any type or nature to any Person except as expressly required hereby or thereby, or by applicable Governmental Requirements.

        9.02 MODIFICATIONS. No provision of this Loan Agreement or of the other Loan Documents may be modified, waived, or terminated except by an instrument in writing executed by Borrower and Lender.

        9.03 FORM AND SUBSTANCE. All documents, certificates, Insurance Policies, and other items required pursuant to the provisions of this Loan Agreement or any other Loan Document to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender.

        9.04 NO THIRD PARTY BENEFICIARY. This Loan Agreement is for the sole benefit of Lender and Borrower, and is not for the benefit of any third party.

        9.05 AVAILABILITY OF RECORDS; CONFIDENTIALITY. Borrower acknowledges and agrees that Lender may provide to any Participant or proposed Assignee or Participant, originals or copies of this Loan Agreement, all Loan Documents and all other documents, certificates, opinions, letters of credit, reports, acquisitions and other material and information of every nature or description, and may communicate all oral information, at any time submitted by or on behalf of Borrower or received by Lender in connection with the Loan or the Property.

        9.06 NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders.

        9.07 CAPTIONS. The captions, headings, and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

        9.08 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by Borrower or any other Person herein or in the other Loan Documents shall be considered to have been relied upon by Lender and shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note evidencing the Loan, regardless of any investigation made by Lender or on its behalf, and shall continue in full force and effect as long as all or any portion of the Obligation is outstanding.

        9.09    PARTIES BOUND; ASSIGNMENT.

                (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lender.

                (b) Lender may at any time grant to one or more financial institutions or other entities (each a "PARTICIPANT") a participating interest in the Loan. In the event of any such grant by Lender of a participating interest to a Participant, Lender shall remain responsible for the performance of its obligations hereunder, and Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations under this Agreement.

                (c) (i) Lender may at any time assign to one or more financial institutions or other entities (an "ASSIGNEE") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Note.

        9.10 GOVERNING LAW; CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION; WAIVER OF TRIAL BY JURY. The Mortgage and the Assignment of Lease and Rents, to the extent (and only to the extent) that they involve the creation, perfection, validity and enforcement of Liens against the Property are intended to be governed by the laws of the State of Texas. This Agreement, the other Loan Documents and all other aspects of the lending transaction contemplated herein and evidenced by the Loan Documents shall be governed by the laws of the State of Texas or the laws of the United States, as applicable. Any suit, action or proceeding against Borrower with respect to this Loan Agreement, the Note or the other Loan Documents or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas or in the United States Courts located in the Northern District of Texas as Lender in its sole discretion may elect, and Borrower hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Borrower hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Lender by registered or certified mail, postage prepaid, to Borrower's address set forth in SECTION 9.01 hereof. Borrower hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Loan Agreement, the Note or any other Loan Document brought in the courts located in the State of Texas, County of Dallas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. BORROWER AND LENDER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS LOAN AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, WHICH WAIVER IS INFORMED AND VOLUNTARY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALING OF ASSETS BY LENDER, WITH RESPECT TO THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR OTHERWISE.

        9.11 TIME OF THE ESSENCE. Time is of the essence with respect to the provisions of this Loan Agreement and the other Loan Documents. By accepting payment of any portion of the Obligation after its due date, Lender does not waive its right to require prompt payment when due of all other portions of the Obligation or to declare an Event of Default for failure so to pay.

        9.12 WAIVERS. No failure or delay of Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Lender hereunder and under the other Loan Documents are cumulative and not exclusive of any rights or remedies which it would otherwise have. No waiver of any provision of this Loan Agreement or any of the other Loan Documents or consent to any departure by Borrower or any other Person therefrom shall in any event be effective unless signed in writing by Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Borrower or any other Person in any case shall entitle Borrower or such Person to any other or further notice or demand in similar or other circumstances.

        9.13 SEVERABILITY. In the event any one or more of the provisions contained in this Loan Agreement or in any other Loan Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        9.14 COUNTERPARTS. This Loan Agreement may be executed in any number of counterparts, with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and constitute one agreement.

        9.15 MAXIMUM INTEREST RATE. It is the intention of each of Lender and Borrower to comply with all applicable federal and state Laws relating to usury; that is, laws limiting charges for the use, detention or forbearance of money and governing contracts relating thereto. Accordingly, this Agreement and all agreements between Borrower and Lender, whether now existing or hereafter arising, are expressly limited so that in no event whatsoever, whether by reason of acceleration of the maturity of the Obligation, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be loaned under the Note or otherwise, or for the performance or payment of any covenant or obligation contained herein or in any other Loan Document exceed the Maximum Rate. In the event Lender ever receives, collects, or applies as interest, any excess amount which would be excessive interest, that amount shall be treated as a principal prepayment under the Note and applied to reduce the outstanding principal balance of the Note; PROVIDED THAT, if the principal of the Note is paid in full, any remaining excess shall be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) spread the total amount of interest throughout the entire contemplated term of the Note; provided THAT, if the Note is paid and performed in full prior to the end of the full contemplated term of the Note, and if the interest received by Lender for the actual period of existence of the Note exceeds the Maximum Rate, Lender shall refund to Borrower the amount of such excess, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Rate. To the extent that Lender is relying on the laws of the State of Texas for purposes of determining the Maximum Rate, such term shall mean the interest rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as may be hereafter amended or recodified. To the extent United States federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on United States federal law instead of Chapter 303 of the Texas Finance Code, as may be hereafter amended or recodified, for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the Maximum Rate under Chapter 303 of the Texas Finance Code, as may be hereafter amended or recodified, or under other applicable Law, by giving Borrower the notice required by applicable law now or hereafter in effect. In no event shall the Loan be considered a revolving credit account as defined in Chapter 346 of the Texas Finance Code, as may be hereafter amended or recodified. The terms and provisions of this SECTION 9.15 shall control and supersede every other provision of this Agreement and of all agreements with respect to the Loan between Borrower and Lender in the event of a conflict in such provisions.

        9.16 BINDING EFFECT. This Loan Agreement shall become effective when it shall have been executed by Borrower and Lender.

        9.17 CONTROLLING DOCUMENT. In the event of any conflict between the terms of this Loan Agreement and any of the other Loan Documents, the terms of this Loan Agreement shall control.

        9.18 FINAL RELEASE. Full payment of the Note by Borrower or any other Person shall automatically constitute a full release of any claims or causes of action existing as of the date of such payment in favor of Borrower or any other party, in connection with the Loan, this Agreement, the Note or any of the other Loan Documents, to the extent that such claim relates to (i) alleged failure of Lender or its Affiliates to act in good faith or deal fairly, (ii) alleged oral agreements to modify the terms of this Agreement, the Note or the other Loan Documents, (iii) alleged, special or fiduciary relationship between Borrower and Lender, and (iv) tortuous interference with, or control, over the management of Borrower.

        9.19 ENTIRE AGREEMENT. The Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings.

        9.20 LIABILITY. Any obligation or liability of Borrower hereunder shall be enforceable only against, and payable only out of, the property of such party, and in no event shall any officer, director, shareholder, partner, beneficiary, agent, advisor or employee of Borrower, be held to any personal liability whatsoever or be liable for any of the obligations of the parties hereunder, or the property of any such Persons be subject to the payment of any such obligations, except in the case of certain Partners as otherwise specifically provided in the Loan Documents and where such Partners have executed a written agreement pertaining thereto.

        IN WITNESS WHEREOF, Borrower and Lender have caused this Loan Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                            [SIGNATURE PAGES FOLLOW.]

        EXECUTED AND DELIVERED on the day and year first above written.


LENDER:

TEXANS COMMERCIAL CAPITAL, LLC,
a Texas limited liability company


By:
    --------------------------------------------------
    John C. O'Shea
    Executive Vice President














                        SIGNATURE PAGE TO LOAN AGREEMENT

BORROWER:

BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership

By:  BEHRINGER MOCKINGBIRD COMMONS GP, LLC,
     a Texas limited liability company,
     its general partner


     By:
         ------------------------------------------
         Gerald J. Reihsen, III
         Secretary











                        SIGNATURE PAGE TO LOAN AGREEMENT

                                 LOAN AGREEMENT

                                  by and among

                    BEHRINGER HARVARD MOCKINGBIRD COMMONS LP,
                                   as Borrower

                                       and

                         TEXANS COMMERCIAL CAPITAL, LLC,
                                    as Lender


                                      * * *

                                 US $17,000,000

                                      * * *


                                November 8, 2004

                               TABLE OF CONTENTS

                                                                            Page
ARTICLE I    DEFINITIONS.......................................................1
      1.01   DEFINITIONS.......................................................1
      1.02   OTHER DEFINITIONAL PROVISIONS....................................11
ARTICLE II   THE LOAN.........................................................11
      2.01   THE LOAN.........................................................11
      2.02   INTEREST ON THE LOAN.............................................12
      2.03   NOTE; REPAYMENTS.................................................12
      2.04   MANNER AND APPLICATION OF PAYMENTS...............................12
      2.05   ORIGINATION FEE..................................................13
      2.06   INTEREST ON OVERDUE AMOUNTS......................................13
      2.07   PREPAYMENT OF LOAN...............................................13
      2.08   TAXES............................................................13
      2.09   LENDING OFFICE...................................................14
      2.10   CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER...................14
      2.11   CONSTRUCTION ADVANCES............................................15
      2.13   CONDITIONS TO SUBSEQUENT CONSTRUCTION ADVANCES...................15
      2.15   NO WAIVER........................................................15
      2.16   SUBORDINATION....................................................15
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF BORROWER.......................16
      3.01   ORGANIZATION.....................................................16
      3.02   AUTHORIZATION AND POWER..........................................16
      3.03   VALID AND BINDING OBLIGATION.....................................16
      3.04   CONFLICTS........................................................16
      3.05   CONSENTS, ETC....................................................17
      3.06   PENDING LITIGATION...............................................17
      3.07   PRINCIPAL OFFICE, ETC............................................17
      3.08   CONTROL PERSONS..................................................17
      3.09   GOVERNMENT REGULATION............................................17
      3.10   INSIDER..........................................................18
      3.11   [RESERVED].......................................................18
      3.12   FINANCIAL CONDITION..............................................18
      3.13   RESTRICTIONS.....................................................18
      3.14   NO DEFAULT.......................................................18
      3.15   LABOR RELATIONS..................................................18
      3.16   ERISA............................................................18
      3.17   SINGLE PURPOSE ENTITIES; NATURE OF BORROWER......................19
      3.18   INDEBTEDNESS.....................................................19
      3.19   TAXES............................................................19
      3.21   USE OF PROPERTY..................................................19
      3.22   FULL DISCLOSURE..................................................20
      3.23   TITLE TO THE PROPERTY............................................20
      3.24   LEASES.................................ERROR! BOOKMARK NOT DEFINED.
      3.25   GOVERNMENTAL REQUIREMENTS........................................20
      3.26   FINANCING STATEMENTS.............................................20
      3.28   ACCURACY OF INFORMATION..........................................20
      3.29   ACCESS...........................................................20
      3.30   COMMENCEMENT OF CONSTRUCTION.....................................20
      3.29   AUTHORIZED SIGNATORIES...........................................21
      3.29   AUTHORIZED SIGNATORIES...........................................21

ARTICLE IV   AFFIRMATIVE COVENANTS OF BORROWER................................21
      4.01   FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS OF BORROWER AND
                OTHER PERSONS.................................................21
      4.02   LOAN PROCEEDS....................................................23
      4.03   ASSETS OF BORROWER...............................................23
      4.04   LEASES...........................................................23
      4.06   INSPECTION OF BOOKS AND RECORDS..................................23
      4.07   COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS........................23
      4.08   INSURANCE........................................................24
      4.09   PAYMENT OF TAXES.................................................24
      4.10   PAYMENT OF CLAIMS................................................24
      4.11   COSTS AND EXPENSES...............................................24
      4.12   INDEMNITY BY BORROWER............................................25
      4.13   FURTHER ASSURANCES...............................................26
      4.14   CONSTRUCTION CONTRACTS...........................................26
      4.15   PLANS; CONSTRUCTION BUDGET.......................................26
      4.19   INSPECTION OF THE PROPERTY.......................................26
      4.20   NOTICES BY GOVERNMENTAL AUTHORITY, FIRE AND CASUALTY LOSSES, ETC.26
      4.21   APPLICATION OF CONSTRUCTION ADVANCES AND THE LOAN................26
      4.24   ANTI-TERRORISM COMPLIANCE........................................26
      4.25   DEFENSE OF TITLE.................................................26
ARTICLE V    NEGATIVE COVENANTS...............................................27
      5.01   NAME, FISCAL YEAR AND ACCOUNTING METHOD..........................27
      5.02   CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.............27
      5.03   ERISA COMPLIANCE.................................................27
      5.04   TRANSACTIONS WITH AFFILIATES.....................................27
      5.05   NO CONDITIONAL SALES CONTRACTS, ETC..............................27
      5.06   LINES OF BUSINESS................................................27
      5.07   EASEMENTS........................................................28
      5.08   CHANGES IN ZONING................................................28
      5.09   NEW CONSTRUCTION.................................................28
      5.10   LIMITATION ON INDEBTEDNESS AND LIENS.............................28
      5.11   LIMITATION ON INVESTMENTS........................................28
      5.12   ORGANIZATIONAL DOCUMENTS.........................................28
      5.13   ANTI-TERRORISM COMPLIANCE........................................29
ARTICLE VI   CONDITIONS OF LENDING............................................29
      6.01   LOAN DOCUMENTS...................................................29
      6.02   [RESERVED].......................................................29
      6.03   APPRAISAL........................................................29
      6.04   INSURANCE........................................................29
      6.05   SURVEY...........................................................29
      6.06   TITLE INSURANCE..................................................29
      6.07   UCC SEARCHES.....................................................29
      6.08   FINANCIAL INFORMATION............................................29
      6.11   ENVIRONMENTAL AUDIT..............................................29
      6.12   RESERVED.........................................................29
      6.14   ORGANIZATIONAL DOCUMENTS.........................................29
      6.15   TAX INFORMATION..................................................29
      6.16   OPINIONS OF COUNSEL..............................................29
      6.17   THE FEES.........................................................29

      6.19   ADDITIONAL INFORMATION...........................................30
ARTICLE VII  EVENTS OF DEFAULT................................................30
ARTICLE VIII RIGHTS AND REMEDIES OF LENDER....................................32
      8.01   RIGHTS OF LENDER.................................................32
      8.02   ACCELERATION.....................................................32
      8.03   FUNDS OF LENDER..................................................32
      8.05   PAYMENTS TO AFFILIATES...........................................32
      8.08   OTHER RIGHTS AND REMEDIES........................................32
      8.09   NO WAIVER OR EXHAUSTION..........................................33
      8.10   RIGHT OF OFFSET..................................................33
      8.11   APPLICATION OF INSURANCE PROCEEDS................................33
      8.12   APPLICATION OF CONDEMNATION PROCEEDS.............................34
      8.13   THIRD PARTY PAYMENTS.............................................36
      8.14   PROTECTIVE ADVANCES..............................................36
      8.16   WAIVER OF OFFSET RIGHT DEFICIENCY STATUTE........................36
ARTICLE IX   MISCELLANEOUS....................................................36
      9.01   NOTICES..........................................................36
      9.02   MODIFICATIONS....................................................37
      9.03   FORM AND SUBSTANCE...............................................37
      9.04   NO THIRD PARTY BENEFICIARY.......................................38
      9.05   AVAILABILITY OF RECORDS; CONFIDENTIALITY.........................38
      9.06   NUMBER AND GENDER................................................38
      9.07   CAPTIONS.........................................................38
      9.08   SURVIVAL OF AGREEMENT............................................38
      9.09   PARTIES BOUND; ASSIGNMENT........................................38
      9.10   GOVERNING LAW; CHOICE OF FORUM; CONSENT TO SERVICE OF
                PROCESS AND JURISDICTION; WAIVER OF TRIAL BY JURY.............38
      9.11   TIME OF THE ESSENCE..............................................39
      9.12   WAIVERS..........................................................39
      9.13   SEVERABILITY.....................................................39
      9.14   COUNTERPARTS.....................................................39
      9.15   MAXIMUM INTEREST RATE............................................39
      9.16   BINDING EFFECT...................................................40
      9.17   CONTROLLING DOCUMENT.............................................40
      9.18   FINAL RELEASE....................................................40
      9.19   ENTIRE AGREEMENT.................................................40


                                    EXHIBITS

Exhibit A     Legal Description of Land
Exhibit B     Permitted Exceptions
Exhibit C     Application for Advance
Exhibit D     Compliance Certificate
Exhibit E     Disclosed Litigation
Exhibit F     Note
Exhibit G     Contracts

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

BEING a tract of land situated in the JOHN W. SMITH, Abstract No. 1334 and being a portion of the City of Dallas Block No. 2939 and being a portion of a 5.388 acre tract of land as described in a Substitute Trustee's Deed recorded in Volume 90235, Page 2636 of the Deed Records of Dallas County, Texas ( DRDCT ) and being more particularly described as follows;

BEGINNING at the intersection of the northwesterly Right-of-Way line of the M.K. & T. RAILROAD ( 60' Right-of-Way ) and the southerly Right-of-Way line of MOCKINGBIRD LANE ( variable width Right-of-Way ) which a 1/2 inch iron rod set with a red plastic cap stamped "W.A.I." bears South 48 deg 31 min 21 sec West a distance of 0.44 feet;

THENCE departing the southerly Right-of-Way line of said MOCKINGBIRD LANE and along the northwesterly Right-of-Way line of said M.K.&T. RAILROAD South 44 deg 18 min 16 sec West a distance of 1206.52 feet to a Texas Department of Transportation Brass Cap Monument found for corner, said point being found in the easterly Right-of-Way line of U.S. HIGHWAY NO. 75-NORTH CENTRAL EXPRESSWAY (variable width Right-of-Way);

THENCE departing the northwesterly Right-of-Way line of said M.K.& T. RAILROAD and along the easterly Right-of-Way line of said U.S. HIGHWAY NO. 75-NORTH CENTRAL EXPRESSWAY as follows;

North 08 deg 50 min 10 sec East a distance of 24.48 feet to a Texas Department of Transportation Brass Cap Monument found for corner;

North 09 deg 19 min 02 sec East a distance of 48.43 feet to a point for corner which a Texas Department of Transportation Brass Cap Monument found bears South 88 deg 37 min 51 sec West a distance of 3.73 feet;

North 13 deg 06 min 52 sec East a distance of 185.11 feet to a Texas Department of Transportation Brass Cap Monument found for corner;

North 19 deg 55 min 15 sec East a distance of 127.93 feet to a Texas Department of Transportation Brass Cap Monument found for corner;

North 29 deg 10 min 45 sec East a distance of 466.16 feet to a Texas Department of Transportation Brass Cap Monument found for corner;

North 34 deg 28 min 43 sec East a distance of 34.57 feet to a Texas Department of Transportation Brass Cap Monument found for corner;

North 35 deg 32 min 21 sec East a distance of 57.53 feet to a "X" cut set in concrete for corner;

North 63 deg 45 min 59 sec East a distance of 15.66 feet to a "X" cut set in concrete for corner, said point being set in the southerly Right-of-Way line of said MOCKINGBIRD LANE;

THENCE departing the easterly Right-of-Way line of said U.S. HIGHWAY NO. 75-NORTH CENTRAL EXPRESSWAY and along the southerly Right-of-Way line of said MOCKINGBIRD LANE North 89 deg 47 min 18 sec East a distance of 451.21 feet to the POINT OF BEGINNING;

CONTAINING within these metes and bounds 5.339 acres of 232,554 square feet of land more or less.

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS


        The liens and encumbrances set forth as exceptions on Schedule B of the Title Insurance Policy.

                                    EXHIBIT C

                             APPLICATION FOR ADVANCE

1. SUBMISSION PURSUANT TO LOAN AGREEMENT. This Application for Advance is executed and delivered by Behringer Harvard Mockingbird Commons LP ("BORROWER"), to Texans Commercial Capital, LLC ("LENDER"), pursuant to that certain Loan Agreement dated as of November 8, 2004, between Borrower and Lender (the "LOAN AGREEMENT"). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings assigned to them in the Loan Agreement.

2. REQUEST FOR ADDITIONAL ADVANCE. Borrower hereby requests that Lender make an Additional Advance to Borrower pursuant to the Loan Agreement as follows:

        (a)     Amount of Additional Advance: ___________________

        (b)     Date of Additional Advance :

3. REPRESENTATIONS, WARRANTIES AND CERTIFICATIONS. Borrower hereby represents, warrants, and certifies to Lender that, as of the date of the Additional Advance requested herein:

        (a) There exists no Event of Default, and no material adverse change or effect has occurred and is continuing, or would result from or after giving effect to such Additional Advance.

        (b) Borrower has performed and complied with all agreements and conditions contained in the Loan Agreement that are required to be performed or complied with by Borrower.

        (c) The representations and warranties contained in the Loan Agreement and each of the other Loan Documents are true and correct in all respects, with the same force and effect as though made on and as of the date of the Additional Advance.

4. EXECUTION AUTHORIZED. This Application for Advance is executed on __________________, 200__, by a responsible officer of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

            [ATTACH EVIDENCE SUPPORTING THIS APPLICATION FOR ADVANCE]

BEHRINGER HARVARD MOCKINGBIRD COMMONS LP

By:   BEHRINGER MOCKINGBIRD COMMONS GP, LLC,
      its general partner


      By:
          -----------------------------------------
          Name:
               ------------------------------------
          Title:
                -----------------------------------

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE


FOR MONTH/QUARTER ENDED ________________________ (THE "SUBJECT PERIOD")
                                                       --------------

LENDER:          Texans Commercial Capital, LLC

BORROWER:        Behringer Harvard Mockingbird Commons LP

This certificate is delivered under the Loan Agreement (the "AGREEMENT") dated as of November 8, 2004, between Borrower and Lender. Capitalized terms when used in this certificate shall, unless otherwise indicated, have the meanings set forth in the Agreement. I certify to Lender that, on the date of this certificate, a review of the activities of Borrower and General Partner during the Subject Period has been made under my supervision and that to the best of my knowledge and belief after reasonable and due investigation, (i) Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and in each of the Loan Documents or, if there is any exception to the foregoing, specifying the nature and status thereof, (ii) there exists no Event of Default as of the date of such certificate or, if any such event shall have occurred, specifying the nature and status thereof, and (iii) that all information and calculations delivered to Lender with this certificate present fairly the financial condition and results of operations of Borrower and General Partner as of the end of and for the Subject Period.


BEHRINGER HARVARD MOCKINGBIRD COMMONS LP

By:  BEHRINGER MOCKINGBIRD COMMONS GP, LLC,
     its general partner


     By:
         -------------------------------------------
         Name:
              --------------------------------------
         Title:
              --------------------------------------


BEHRINGER MOCKINGBIRD COMMONS GP, LLC,


     By:
         -------------------------------------------
         Name:
              --------------------------------------
         Title:
              --------------------------------------

                                    EXHIBIT E

                              DISCLOSED LITIGATION


                                      NONE

                                    EXHIBIT F

                                      NOTE

$17,000,000.00                    Dallas, Texas                 November 8, 2004


        1. FOR VALUE RECEIVED, BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership (Maker"), hereby unconditionally promises to pay to the order of TEXANS COMMERCIAL CAPITAL, LLC, a Texas limited liability company ("PAYEE"), at its offices in Dallas, Texas, as provided in the hereinafter described Loan Agreement, the sum of SEVENTEEN MILLION DOLLARS ($17,000,000.00), in lawful money of the United States of America, or so much thereof is advanced under the Loan Agreement. Each capitalized term not defined herein shall have the meaning assigned to such term in the Loan Agreement identified below.

        2. The unpaid principal amount of this Note shall be payable on November 8, 2006, in accordance with the terms of SECTION 2.03 of the Loan Agreement.

        3. The unpaid principal amount of this Note shall bear interest from the date hereof until maturity at a fixed rate per annum equal to six percent (6%), which shall be due and payable monthly on the first day of each month in accordance with ARTICLE II of the Loan Agreement.

        4. This Note has been executed and delivered pursuant to that certain Loan Agreement dated November 8, 2004, between Maker and Payee (such Loan Agreement, as it may from time to time be amended, restated or supplemented, to be referred to as the "LOAN AGREEMENT"), and is the "NOTE" referred to therein. The holder of this Note shall be entitled to the benefits provided in the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of (a) the prepayment rights and obligations of Maker, (b) the events upon which the maturity of this Note may be accelerated, and (c) the collateral and security for this Note. The Loan Agreement provides, among other things, that with certain exceptions provided for therein, any transfer, sale, lease, trade, conveyance, exchange, mortgage, encumbrance, pledge, assignment or other disposition of the Property, the Maker or any direct or indirect ownership interest in Maker or Guarantor, or any portion of or interest in any of the foregoing, constitutes an Event of Default under the Loan Agreement, and such provisions of the Loan Agreement are hereby incorporated in this Note by reference. The repayment of this Note is secured by the Liens of the Loan Documents.

        5. Maker and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payment, or changes in any manner of or in this Note or in any of its terms, provisions, and covenants, or any releases or substitutions of any security, or any delay, indulgence, or other act of any trustee or any holder hereof, whether before or after maturity.

        6. No provision herein or in any other Note or any other Loan Document shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any other Loan Document, the provisions of this paragraph shall govern, and Maker shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments, and other Loan Documents evidencing or securing the Obligation shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

        7. This Note shall be governed by the laws of the State of Texas or the laws of the United States, as applicable. Any suit, action or proceeding against Maker with respect to this Note or any judgment entered by any court in respect thereof, may be brought in the courts of the State of Texas or in the United States Courts located in the Dallas County, Texas as Payee in its sole discretion may elect, and Maker hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. Maker hereby irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by Agent by registered or certified mail, postage prepaid, to Maker's address set forth in SECTION 10.01 of the Loan Agreement. Maker hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note brought in the courts located in Dallas County, State of Texas, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. MAKER, AND PAYEE BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THIS NOTE, WHICH WAIVER IS INFORMED AND VOLUNTARY. To the fullest extent permitted by applicable law, Maker hereby waives any and all rights to require marshaling of assets by Payee.

        8. Any obligation or liability of Borrower hereunder shall be enforceable only against, and payable only out of, the property of such party, and in no event shall any officer, director, shareholder, partner, beneficiary, agent, advisor or employee of Borrower, be held to any personal liability whatsoever or be liable for any of the obligations of the parties hereunder, or the property of any such Persons be subject to the payment of any such obligations, except in the case of certain Partners as otherwise specifically provided in the Loan Documents and where such Partners have executed a written agreement pertaining thereto.


                           [SIGNATURE PAGE FOLLOWS.]

                           BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership

                           By: BEHRINGER MOCKINGBIRD COMMONS GP, LLC, a Texas limited liability company, its general partner


                                  By:
                                       -----------------------------------------
                                       Gerald J. Reihsen, III
                                       Secretary

                                    EXHIBIT G

                                    CONTRACTS

1. Development and Management Agreement between Borrower and Realty America Development LP relating to the Property.

2. Amended and Restated Property Management Agreement between the Fund Guarantor and HPT Management Services LP, as partially assigned to by the Fund Guarantor to Borrower.